                                                                      EXHIBIT 10



                             CONFIDENTIAL TREATMENT


Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked with the word "(CONFIDENTIAL)".


                                    AGREEMENT


         THIS AGREEMENT is made as of February 2, 2001 (the "Effective Date"), by FLEMING COMPANIES, INC., an Oklahoma corporation ("Fleming"), and KMART CORPORATION, a Michigan corporation ("Kmart"), with reference to the following circumstances:

         A. The parties desire to provide for the supply by Fleming of certain products to all the "Big K" and "Super K" stores currently open and that will be opened by Kmart or any subsidiary or affiliate of Kmart during the term of this Agreement in the United States and the Caribbean (collectively, the "Stores"). The Stores open on the Effective Date are listed by number on Schedule A to this Agreement. The Fleming Distribution Centers (the "Distribution Centers") initially designated to service primarily each of the Stores are opposite the Store served by such Distribution Center listed on Schedule A.

         B. The objective of this Agreement is to create a strategic alliance between Fleming and Kmart to merchandise, procure and distribute pantry and supermarket products in the most cost efficient manner. The parties desire to provide for the joint exploration, evaluation, and implementation of practices and procedures to reduce total supply chain costs and allow each party to equitably share the benefits of such practices and procedures.

         The parties agree as follows:

         1. Product Procurement and Pricing.

                  1.1 Procurement Services. Subject to the terms and conditions of this Agreement, Fleming will be the sole provider to the Stores of certain categories of warehouse delivered products listed on Schedule 1.1 (collectively, the "Products"), except for the following: (i) typical direct to Store shipments, (ii) all existing contractual arrangements of Kmart with Supervalu Inc., TriCorp and Grocers Supply Company (the "Kmart Existing Arrangements"), and other arrangements with third parties relating to the procurement and supply of Products (the "Kmart Additional Arrangements"), (iii) Products that Fleming decides not to source or carry, (iv) local orders that Fleming decides not to source or carry, (v) annually, a basket of up to 5% of annual purchases of Products under this Agreement for each year after the Transition Period, and with respect to the Transition Period, a reasonable estimate by the parties of 5% of purchases under this Agreement during the Transition Period, (vi) Products used or offered by Kmart in the restaurants in the Stores, and (vii) as contemplated by Section 1.5. Kmart will be permitted to procure large block buys of Products for the Stores and the Joint Venture Stores for the "Wall of Values," in and out, or spot buys on perishable Products which purchases shall count against the 5% basket contemplated in the immediately preceding sentence. Because the intent of the parties is to work together to further reduce the cost of goods, for so long as this Agreement remains in effect, Fleming's central procurement organization will be in a position to negotiate the price of Products for the total volume of the Stores and the Joint Venture Stores. Subject to the terms and conditions of this Agreement, Kmart will carry Fleming private label brands as the exclusive private label brand in the Stores for Product categories covered by this Agreement, to the extent consistent with Store format. Fleming shall maintain and operate in accordance with prudent business practices its central procurement organization for procurement under this Agreement and shall procure and pay for




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all Products acquired to meet the anticipated needs of Kmart for the Stores.
Such needs shall be estimated based upon (a) historic and forecasted Product turn information and (b) advance estimates of promotional volumes, as provided by Kmart to Fleming from time to time during the term of this Agreement. The procurement services to be provided hereunder shall include purchasing (and paying for) Products procured hereunder, and owning the inventory of Products. With respect to consignment Products, the procurement services hereunder shall include the right of Fleming to transfer title thereto to Kmart.

                  1.2 Future Procurement; Fuel.

                           1.2.1 Within ninety (90) days after the Effective
Date, the parties shall conduct good faith negotiations to expand the categories of Products covered by this Agreement to include health and beauty aids and cosmetics ("HBC"), and general merchandise ("GMD") described on Schedule 1.2A (collectively, the "Additional Products"). The parties shall also conduct good faith negotiations with respect to the potential expansion of the categories of Products covered by this Agreement to cover Store supplies within 180 days following the Effective Date. Fleming shall cause its wholly owned subsidiary, Dunigan Fuels, Inc. ("Dunigan") to enter into a Supply Agreement for the sale of fuel and other services to Kmart owned or operated fuel centers in accordance with terms set forth on Schedule 1.2B and such other terms as are usual and customary for fuel supply agreements of this nature within ninety (90) days after the Effective Date. Fleming shall guarantee Dunigan's performance of its obligations under such Supply Agreement. If Fleming fails to cause Dunigan to enter into a Supply Agreement upon the terms set forth herein within the ninety
(90) day period following the Effective Date, then, at Kmart's option, the provisions of Schedule 1.2B shall constitute a binding agreement between Kmart and Fleming, whereby Fleming shall have all the rights, duties and obligations of Dunigan pursuant to the terms of Schedule 1.2B; provided, however, that in addition to the foregoing, Kmart shall be entitled to be indemnified and held harmless by Fleming on terms usual and customary for fuel supply agreements.

                           1.2.2 (CONFIDENTIAL). The parties acknowledge that
the realization of such benefits may require, among other things, implementing programs for the purchase of Additional Products for Kmart and the Joint Venture Stores, the Fleming Stores and independent contractors serviced by Fleming (any such programs, an "Additional Program"). The parties agree that if Fleming unreasonably refuses to implement any Additional Program proposed by Kmart, Fleming shall not be entitled to any adjustment of the Logistics Fee under this
Section 1.2.2. (CONFIDENTIAL)

                  1.3 Product Pricing. Fleming, with input, participation and strategic direction from Kmart, will have primary responsibility for the negotiation with vendors of Products with respect to the costs therefor to meet the anticipated needs of Kmart based upon historic and forecasted turn movement and Kmart provided advance estimates of promotional volumes. Kmart will be given reasonable notice of all major program negotiations with any vendors and will be permitted to participate in such negotiations. If Kmart so elects, it may provide input and strategic direction whether or not it actually participates in such negotiations. No pricing arrangement with respect to any major program with vendors for Products procured exclusively for Kmart or the Joint Venture Stores shall apply to the procurement of Products hereunder unless Kmart expressly agrees thereto. No pricing arrangement with respect to any program (other than major programs) with vendors for Products procured exclusively for Kmart or the Joint Venture Stores shall apply to the procurement of Products hereunder unless such pricing arrangements fall within the general parameters and benchmarks set forth therefor by Kmart. Kmart shall not engage in any unilateral negotiations with vendors regarding the procurement of Products hereunder without Fleming's consent, except to the extent Kmart is permitted hereunder to procure Products directly. If a national program (the "National Cost"), a regional program (the "Regional Cost") or a local program (the "Local Cost") is negotiated in accordance with the terms hereof or if Fleming commits to a cost for one or more Products or program for all of the Stores with respect to such Products, and in the case of negotiated costs with vendors such negotiations include floor stock protection, Fleming will bill Kmart the respective National Cost, Regional Cost, Local Cost or the cost to which Fleming committed, as the case may be, or the actual cost paid by Fleming for such Products, whichever is less. If the parties are unable to secure floor stock protection with respect to a Product, Fleming will bill Kmart the actual cost paid by Fleming for such Product for a maximum of four weeks from the date the Product cost is reduced and thereafter Fleming will bill Kmart the respective National Cost, Regional Cost or Local Cost. Product pricing for Products purchased pursuant to this Agreement (other than the pricing arrangements specified in this Section 1.3) shall be as described on
Schedule 1.3.



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                  1.4 Third Party Supply. If Fleming fails to procure and supply any advertised Products, Products to be specially displayed in Stores and Joint Venture Stores and high velocity Products (which as of the Effective Date are those specified on Schedule 1.4) ordered by Kmart hereunder, Kmart shall be permitted to purchase any such Products that Fleming has failed to deliver from any third parties. In addition, except where Fleming's failure is a result of a condition beyond its control as described in Section 22.5, or where Fleming's failure is due to product unavailability or materially inaccurate forecasting of needed volume by Kmart, Fleming shall reimburse Kmart on demand any fees and direct costs reasonably incurred by Kmart in excess of the costs that would have been incurred by Kmart had Fleming procured and delivered such Products. If
Kmart purchases Products from any third party in the circumstances specified in this Section 1.4, such purchases from third parties shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volume.

                  1.5 Excluded Stores. Nothing in this Agreement shall require Fleming to supply Products to any Store the supply of which by Fleming would cause Fleming to violate the Non-Compete Agreement dated June 20, 1994, between Fleming and Di Giorgio Corporation, as amended, or the noncompete covenants in the Asset Purchase Agreement between Fleming and Associated Grocers, Incorporated dated as of September 10, 1998 ("Excluded Stores"). When the supply of Products to any Excluded Stores would no longer violate either of such agreements such Excluded Stores shall be deemed Stores for all purposes hereunder and Fleming and Kmart shall cooperate in transitioning to Fleming's supply of such Excluded Store as soon as reasonably practicable. Prior to the time that the supply of an Excluded Store by Fleming would not violate either of the agreements, if Kmart purchases any Products for such Excluded Store from a third party, Fleming shall reimburse Kmart on demand for any fees and direct costs reasonably incurred by Kmart over the costs that would have been incurred had Fleming procured and delivered such Products, and such purchases shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volume. Fleming shall use commercially reasonable efforts to cause the non-compete covenants described in this section to be terminated or to obtain a consent or waiver, at Fleming's expense, necessary to permit Fleming to supply Products to any Excluded Stores. Fleming shall give Kmart notice of any such termination, consent, or waiver as soon as practicable following such termination, consent or waiver.

         2. Logistics Services. Fleming shall provide to Kmart the logistics services described on Schedule 2 (the "Logistics Services"). Fleming reserves the right to utilize third-party logistics providers, reasonably acceptable to Kmart, as a part of its service package. To the extent that Fleming selects and retains third party providers, Fleming shall bear all costs associated therewith and shall remain liable for the acts and omissions of said third party providers irrespective of any approval therefor by Kmart.

         3. Transportation and Title. Kmart shall be directly responsible for all direct costs associated with the delivery of Products from all Distribution Centers (including GMD, if any) to the Stores and for the cost of the return of pallets and totes to the Distribution Centers. In addition to the services which relate to the transportation of Products and which are part of the Logistics Services, Fleming shall arrange for transportation for Products from the Distribution Centers to the Stores and select third party carriers for the Products, unless Kmart elects to do so. All carriers shall be reasonably acceptable to Fleming and Kmart. In cases where Fleming selects the carrier, title and risk of loss to Products shall pass to Kmart upon receipt of Products at the Stores, and Fleming shall be responsible for all shortages and damage to Products until such time as such Products are actually received at the Stores. In cases where Kmart selects the carrier, title and risk of loss shall pass to Kmart upon loading of the Products at Fleming's dock at the Distribution Center assigned to the applicable Store, and Fleming shall not be responsible for any claims for shortages or damages to Products after the carrier leaves Fleming's dock, subject to the shrink allowance described in Schedule 4C. Fleming shall be responsible for all packaging and loading costs, provided that Kmart will be responsible for the cost of packaging and shipping all Products shipped from a Distribution Center to the Stores by a third-party parcel delivery service (e.g., UPS, FedEx) at Kmart's request. However, if the third-party parcel delivery service must be used because of Fleming's inability to deliver the Products, Fleming will be responsible for the cost of packaging and shipping. Kmart will store all pallets and totes in designated areas of the Stores. Kmart shall be entitled to all revenues, net of Fleming unloading costs, resulting from back-haul generated from Kmart contracted carriers on Kmart exclusive routes. Fleming shall arrange for the return of pallets and totes in a manner that seeks to minimize, to the extent reasonably practicable, Kmart's costs associated therewith.





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         4. Service Requirements. The service requirements and the consequences of achieving or not achieving the service levels are set forth on Schedule 4A. These service requirements will be the key performance indicators applicable to Fleming. The parties shall establish the quality program described on Schedule 4B, including provision for quality control inspectors and reporting procedures. The parties shall establish a shrink audit procedure as described on Schedule 4C. The parties shall establish a mechanism for the conduct of audits of the parties' performance under this Agreement as provided in Schedule 4D. Fleming shall provide to Kmart from time to time during the term of this Agreement the management reports of key performance indicators set forth on Schedule 4E.

         5. Ordering, Fees and Payment. For services provided by Fleming under this Agreement, Fleming will accumulate by Distribution Center all weekly billings by Store (described in Schedule 5), in accordance with Kmart's fiscal week (Thursday to Wednesday). The weekly accumulated billings will be in the form of a single hard copy Kmart "chain statement" for each servicing Distribution Center, and will summarize all charges, whether for Product, fees, drop shipments or any other miscellaneous charges, by Store. Kmart shall pay in full the aggregated total of all chain statements each week as to all items that are not subject to a good faith dispute by Kmart. Kmart shall give Fleming prompt written notice of items that are disputed in good faith, in which case such items shall be addressed promptly by the parties in accordance with the dispute resolution procedures of this Agreement. Fleming will also endeavor to provide Kmart throughout each week, electronic transmissions, including both advance shipment notifications (ASN's) and EDI invoices, containing all amounts included in the weekly chain statements. Kmart shall provide Fleming weekly, a file of pending claims with the specific reason for each, in which case such items shall be addressed promptly (within fourteen (14) days) by the parties in accordance with the dispute resolution procedures of this Agreement. Payments under this Agreement shall be made by automated clearing house transfer on Friday for invoices billed during Kmart's immediately preceding fiscal week, as summarized on the Kmart chain statements. The parties shall, within a reasonable period of time after the Effective Date, address and use commercially reasonable efforts to resolve any disputes under the Existing Agreement, process bottlenecks and inefficiencies regarding account receivable in accordance with the terms of Schedule 5B. Initially and until the parties change the ordering procedure, Kmart shall order Products under this Agreement in the same manner as under the Existing Agreement.

         6. Best Practices. Fleming and Kmart shall establish a "best practices team" consisting initially of two members, of which Kmart and Fleming shall each designate a senior executive as its designated member (the "BPT"). The BPT may consist of the same individuals appointed to the Account Management Team described in Section 11.1. Among other things, the BPT will focus on reducing costs and achieving greater efficiencies in the product supply chain in accordance with the strategies and goals of management of the parties. The members of the BPT shall be subject to approval of both parties and shall be vested with authority within their respective organizations to engage the appropriate officers and employees in achieving the strategies and goals agreed upon by the parties. The following terms shall govern the operation and responsibilities of the BPT.

                  6.1 Employment. The BPT shall be based in Troy, Michigan, but each member of the BPT shall continue to be employed by the party appointing such member who shall be responsible for all compensation and benefits for its team members serving on the BPT.

                  6.2 Replacement. Either party may replace its designated member of the BPT at any time, provided that any replacement shall require the prior approval of the other party.

                  6.3 Compensation Incentive. A portion of the compensation payable to members of the BPT by the employer of such members shall be linked to the achievement of lower costs and greater efficiencies in the product supply chain under this Agreement.

                  6.4 Priorities. Among the priority matters for the BPT shall be the following, in order of initial priority:

                           (i)      Uniform common item codes;

                           (ii)     Accurate advance shipment notices ("ASN");




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                           (iii)    Joint procurement contracts;

                           (iv)     Paperless payment process;

                           (v)      Transportation services;

                           (vi)     Plant direct shipment; and

                           (vii)    Distribution flow.

                  6.5 Costs and Expenses. Each party shall bear the costs and expenses associated with the implementation by such party of the recommendations of the BPT.

         7. Delivery of Products. Each Super K Store will receive at least three grocery, frozen, and dairy deliveries per week. Each Pantry Store with average orders of at least 1,000 cases per week over a thirty (30) day period immediately preceding the delivery will receive two deliveries per week; otherwise the Pantry Stores will receive at least one delivery per week. The foregoing notwithstanding, for all Stores, perishable Products will be delivered a minimum of three times per week, fresh meat and produce will be delivered four times per week, and bakery/deli will be delivered two times per week. If there are increases in average order size resulting in the number of deliveries specified in this Section 7 being insufficient to deliver the increased orders, the parties will adjust the number of deliveries per week so that such orders are properly sourced in a cost efficient manner.

         8. Labor Disputes. To the extent permitted under applicable law, with respect to labor disputes involving Distribution Centers whose volume is more than 40% but that are not Dedicated Distribution Centers, Fleming will consult with Kmart regarding actions taken to mitigate the effect of any labor dispute. With respect to any Dedicated Distribution Centers, Fleming and Kmart shall consult and agree on any actions to be taken to mitigate such disputes. If the parties fail to reach agreement within a reasonable period of time, Fleming can take such actions as it deems appropriate in the exercise of its reasonable business judgment so as to minimize detriment to both parties.

         9. Term and Early Termination.

                  9.1 Term. The term of this Agreement will be ten (10) years commencing on the Effective Date.

                  9.2 Termination for Cause. Each party may provide the other party with a notice of intent to terminate this Agreement (a "Notice of Intent to Terminate") in the event of:

                           9.2.1 A default by the other party of an obligation
to pay an amount exceeding, in the aggregate, $1 million due under this Agreement within seven (7) days following written notice to the other party of non-payment;

                           9.2.2 A material breach of any covenant or agreement,
representation, or warranty of the other party set forth herein other than as a result of a breach of 9.2.1;

                           9.2.3 A material failure of the other party to be in
compliance with all applicable federal, state, and local laws and regulations relating to the performance of this Agreement;

                           9.2.4 The insolvency of, or the institution of
proceedings by or against, the other party under any federal or state bankruptcy or insolvency law;

                           9.2.5 An assignment by the other party for the
benefit of all or substantially all of its creditors or the appointment of a receiver for all or a substantial part of the party's assets; or

                           9.2.6 A cessation of all or substantially all
operations by the other party.




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         Except with respect to Sections 9.2.1, 9.2.4, 9.2.5, and 9.2.6 as to which no cure period shall apply, if the breaching party fails to cure or provide evidence of cure to the non-breaching party within ninety (90) days of receipt of the related Notice of Intent to Terminate or, if the event giving rise to the right to terminate is not reasonably capable of being cured within such ninety (90) days, and the breaching party fails to promptly and diligently commence to cure such event within such ninety (90) days, the non-breaching party may provide the breaching party a written notice of termination (a "Notice of Termination") effective as of the expiration of the applicable Termination Period as provided in Section 9.5. However, the non-breaching party in the case of a breach that cannot reasonably be cured within ninety (90) days after receipt of the related Notice of Intent to Terminate may in any event provide the breaching party with a Notice of Termination effective as of the expiration of the applicable Termination Period as provided in Section 9.5 if the breaching party fails to cure its breach or to provide evidence of cure to the non-breaching party within one hundred eighty (180) days of receipt of the Notice of Intent to Terminate.

                  9.3 Other Termination.

                           9.3.1 By Kmart. Kmart may terminate this Agreement
upon twelve (12) months written notice if any of the following events have occurred:

                                    (a)      A Change in Control of Fleming; or

                                    (b)      The fifth anniversary of the
                                             Effective Date.

                           9.3.2 By Fleming. Fleming may terminate this
Agreement upon twelve (12) months written notice if any of the following events have occurred:

                                    (a)      A Change in Control of Kmart; or

                                    (b)      The fifth anniversary of the
                                             Effective Date.

                           9.3.3 By Either Party. Either party may terminate
this Agreement upon twelve (12) months written notice if any of the following events have occurred:

                                    (a)      If during the term of this
Agreement, the volume of Products purchased by Kmart hereunder, on an aggregate basis, declines by more than thirty percent (30%) for any consecutive 180 day period as compared to the corresponding period from the prior year; or

                                    (b)      If Kmart makes a public
announcement of its intention to close thirty percent (30%) or more of its Stores open at the time of such announcement, or its intention to discontinue or significantly reduce the sale of all or a substantial portion of the Products in the Stores.

                  9.4 Change of Control.

                           9.4.1 Fleming. For purposes of Section 9.3.1(a),
"Change of Control of Fleming" shall mean the acquisition of a majority or controlling interest in, or the acquisition of all or substantially all the assets of, Fleming by a Competitor; and the term "Competitor" shall mean a discount mass merchandiser or any affiliate thereof with average annual sales during the immediately preceding two years of at least $(CONFIDENTIAL), such as, as of the Effective Date (CONFIDENTIAL).

                           9.4.2 Kmart. For purposes of Section 9.3.2(a),
"Change of Control of Kmart" shall mean the acquisition of a majority or controlling interest in, or the acquisition of all or substantially all the assets of, Kmart by a Competitor; and the term "Competitor" shall mean a company or any affiliate thereof engaged in the wholesale business of selling or distributing food, grocery or related products, with average annual sales during the immediately preceding two years of at least $(CONFIDENTIAL) such as, as of the Effective Date, (CONFIDENTIAL).




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                  9.5 Termination Transition. Upon delivery of a Notice of
Termination pursuant to Section 9.2 (except as a result of an event specified in Section 9.2.6) or a written notice pursuant to Section 9.3.1 or 9.3.2, at Kmart's option, a termination transition period (the "Termination Period") shall begin. Upon delivery of a written notice pursuant to Section 9.3.3, a 12-month Termination Period shall begin. The Termination Period shall extend for the period reasonably determined by Kmart, such period not to exceed twenty (24) months following delivery of a Notice of Termination or a written notice pursuant to Section 9.3.1 or 9.3.2. In the case of a termination pursuant to
Section 9.3 (except a termination pursuant to 9.3.3), the Termination Period shall be the twelve (12) month notice period contemplated by Sections 9.3.1 and
9.3.2 and an additional wind down period reasonably determined by Kmart, such additional wind down period not to exceed twelve (12) months. In the case of a material breach of this Agreement giving rise to a cure period pursuant to
Section 9.2, the Termination Period shall extend for up to a maximum of twenty-one (21) months following expiration of any ninety (90) day cure period, or eighteen (18) months following the expiration of any 180-day cure period rather than twenty-four (24) months. During the Termination Period, the parties shall cooperate with each other in terminating and winding down the business relationship contemplated by this Agreement, subject to the service level requirements set forth on Schedule 4A. In connection therewith, the parties shall take the following additional actions:

                           9.5.1 Kmart shall purchase and take delivery from
Fleming of the Products identified in Section 19 in accordance with the terms thereof.

                           9.5.2 If Fleming gives Kmart a Notice of Termination
pursuant to Section 9.2.1, the obligation of Fleming to cooperate with Kmart in terminating and winding down the business relationship contemplated by this Agreement during the Termination Period pursuant to Section 9.5 (including without limitation, the continued extension of credit to Kmart) shall be conditioned upon Fleming's receipt of adequate assurances of future performance by Kmart failing which Fleming shall be entitled to condition its continued support on C.O.D. payments, letters of credit, or other assurances of payment satisfactory to Fleming. The foregoing shall not apply: (i) with respect to unpaid amounts by Kmart that are the subject of a good faith dispute if reasonable steps are being taken in good faith to resolve such dispute and (ii) if Kmart is contesting in good faith the grounds for the termination hereof pursuant to Section 9.2.1. Nothing set forth in this Section 9.5.2 shall limit, restrict or otherwise affect in any manner the right of either party to demand adequate assurance of future performance in accordance with applicable law.

                           9.5.3 Fleming shall discontinue all diverting and
forward buying for Kmart during the Termination Period.

                  9.6 Additional Obligations on Termination.

                           9.6.1 If the termination is a result of a material
breach of this Agreement by Fleming, a Change of Control of Fleming, or pursuant to Section 9.3.2(b), Fleming shall reimburse Kmart for the Start-Up Costs incurred under this Agreement. The reimbursement shall be an amount equal to the product of (a) the total Start-Up Costs paid to Fleming by Kmart multiplied by
(b) a fraction, the numerator of which is the sum of (x) the number of full years remaining in the term of this Agreement and (y) any partial year remaining in the term of this Agreement, and the denominator of which is ten.

                           9.6.2 Upon a termination or expiration of this
Agreement, Kmart, directly or through any affiliate thereof, shall have the right to purchase from Fleming, and Fleming shall be obligated to sell to Kmart, any Distribution Center from which at least 80% of the annual sales are attributable to Kmart business (a "Dedicated Distribution Center"). Upon a termination of this Agreement by Fleming, Fleming may require Kmart to purchase any Dedicated Distribution Center. The purchase price for any Dedicated Distribution Center shall be the then current fair market value. The purchase of any Distribution Center will include (i) the acquisition of the real property and improvements of an owned Distribution Center, (ii) the acquisition of all furniture, fixtures, equipment (including racking) and other personal property used in the operation of the Distribution Center, (iii) the assignment and assumption of the lease of any leased Distribution Center, (iv) to the extent legally assignable, and subject to the last sentence of this Section 9.6.2, the assignment and assumption of any lease of any personal property or license of any software used exclusively in the operation of the Distribution Center, (v) a transfer free of all liens, claims, and encumbrances, and (vi) a warranty of title to the transferred assets. Any such purchase shall be without any warranty as to the physical condition of the transferred assets, except that Fleming shall remain liable




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for any release of any hazardous substance in, on, or under the Distribution
Center caused by Fleming. Fleming shall use commercially reasonable efforts to obtain the consent of any third party (e.g., landlords, software licensors and equipment lessors) necessary for the transfer of any Distribution Center to Kmart.

         10. Transition Period. The first year of this Agreement commencing on the Effective Date shall be a transition period (the "Transition Period"). During the Transition Period, Fleming and Kmart will take the actions specified on Schedule 10.

                  10.1 Transition Team. Each party will designate a team to coordinate all actions taken by the parties during the Transition Period (the "Transition Team"). The Transition Team shall establish or modify milestones to achieve a complete transition to this Agreement such milestones to be consistent with the actions specified on Schedule 10 (the "Transition Milestones"). The leaders of the Transition Team shall consist of designated officers of each party and shall include senior executive officers with expertise and responsibility for procurement, logistics and administration functions within their respective organizations.

                  10.2 Transition Milestones. If the parties fail to achieve the Transition Milestones (which shall be deemed to include Fleming's obligations under Section 10.3) within agreed upon time frames and such failure by Fleming is not attributable to Kmart or any of Kmart's existing suppliers, Fleming shall reimburse Kmart on demand for any fees and direct costs reasonably incurred by Kmart over the costs that would have been incurred had the Transition Milestones been met on time. If Kmart purchases products from any third party due to Fleming's failure to achieve the Transition Milestones, such purchases from third parties shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volumes under this Agreement.

                  10.3 Distribution Centers. Within 149 days following the Effective Date, Fleming will make investments in existing Distribution Centers and establish new Distribution Centers both as required to service the Stores commencing as promptly as practicable and in no event later than the expiration of the 149-day period referred to above and continuing during the term of this Agreement; provided, however, that with respect to the Distribution Center located in Massillon, Ohio, such investments shall be made in 2002. At Kmart's request, Fleming shall make its general plans for implementation of the Start-Up Costs (as defined in Schedule 5) available to Kmart for review.

                  10.4 Commencement of Fees. For each Distribution Center currently servicing Stores, the fees for services and costs of goods described in this Agreement will commence to apply with respect to all Products when Kmart begins to transfer the procurement of any such Products from current Kmart wholesale suppliers to Fleming for such Distribution Center. For each Distribution Center currently servicing Stores and which is not expected to receive additional volume of Products, the fees for services and costs of Products described in this Agreement will commence to apply with respect to all Products when such fees are applied for the first time pursuant to the immediately preceding sentence. Prior to the time for which the fee for services and prices for Products contemplated in this Agreement commence to apply in the manner contemplated in the two immediately proceeding sentences, product pricing and fees for Products being supplied to Kmart shall be the same as are charged to Kmart under the existing Supply Agreement between the parties dated October 11, 1999 (the "Existing Agreement"). For all new Distribution Centers, the fees for services and price of Products contemplated in this Agreement shall apply immediately.

                  10.5 Termination of Existing Agreement. Pricing and fees charged for Products in the circumstances contemplated in the first sentence of
Section 10.4 shall be those set forth in the Existing Agreement, which to that effect are hereby incorporated by reference. On the Effective Date, the Existing Agreement shall be terminated without further action by either party and neither party shall have any obligations to the other thereunder, except for the first two sentences of Section 5(d). On June 1, 2001, Kmart shall repay to Fleming an amount equal to a proportionate part of the unamortized portion of the Conversion Allowance (as defined in the Existing Agreement) as of such date calculated pursuant to Exhibit E.2 thereof. As soon as practicable after the Effective Date, Kmart and Fleming shall attempt to resolve any disputes regarding unpaid charges for product purchases under the Existing Agreement, resolution of all outstanding accounts receivable, pallet reconciliation, and other claims and disputed charges in accordance with the terms of Schedule 5B hereof.

Kmart shall not be required to purchase any inventory maintained by Fleming pursuant to Section 5(d) of the Existing Agreement.

         11. The Account Team.

                  11.1 The Account Management Team. Within fifteen (15) days after the Effective Date, the parties shall create an account management team (the "Account Management Team"). The Account Management Team shall have responsibility for the overall operational implementation of the provisions hereof and the recommendations of the BPT.

                  11.2 Meetings. The Account Management Team shall conduct weekly video conferences, and participate in the weekly operations meetings of each party pertaining to the implementation of the provisions of this Agreement. The Account Management Team shall conduct monthly meetings in Troy, Michigan and in Dallas, Texas, on an alternating basis. On a quarterly basis, the Account Management Team shall meet at locations to be determined from time to time, to
(a) evaluate the parties activities under this Agreement, (b) discuss real estate opportunities and issues pertinent to the Agreement, (c) develop, implement and monitor future supply chain efficiencies and improvements, and (d) develop six month promotional planning.

                  11.3 Resolution of Operational and Performance Issues. The Account Management Team shall be responsible for addressing and resolving operational issues that arise during the term of the Agreement, including without limitation the parties failure to meet the minimum or target service level requirements as described on Schedule 4A, as well as other issues regarding the parties performance or non-performance under this Agreement. If the Account Management Team is unable to resolve the issues within thirty (30) days, such issues shall be referred to the BPT for further consideration. If the BPT is unable to resolve the issues within thirty (30) days, such issues shall be referred to a designated group of senior executive officers of each party. If the parties are unable resolve the issues, either party shall be entitled to pursue its rights and remedies under this Agreement, including the right to pursue arbitration of the dispute in accordance with Section 16 hereof.

         12. Joint Venture.

                  12.1 Formation. Following the Effective Date, Fleming and Kmart shall explore in good faith the possibility of establishing a limited liability company or other mutually agreeable form of business organization (the "Joint Venture") to develop and operate a chain of price impact retail stores (the "Joint Venture Stores") which may include, if the parties so agree, some or all of the price impact stores currently operated by Fleming under the Food 4 Less(R) banner or any successor banner, if such stores continue to be owned by Fleming (the "Fleming Stores"), subject to any existing contractual agreements with respect to such stores. This Agreement contains references to the Joint Venture Stores and the Fleming Stores in respect of cumulative volumes of purchases, merchandising and other matters. If the Joint Venture contemplated in this Section is not formed and the Joint Venture Stores are not created, then all provisions in this Agreement regarding the Joint Venture Stores, the Joint Venture and the Fleming Stores shall be deemed to be deleted, except with respect to the references to the Fleming Stores contained in the proviso in the last sentence of Section 12.2.

                  12.2 Merchandising. Kmart will be responsible for the merchandising functions relating to Products supplied to the Stores and the Joint Venture Stores, including pricing, promotional planning, assortment planning, and display planning. If the product assortment for other parties sourced by Fleming differs from that requested by Kmart, the parties will try to coordinate product selection and will review in good faith the Product assortment that is most cost effective at a given quality level. If Kmart and Fleming cannot agree upon the Product assortment, they shall refer the matter to the BPT for a recommendation. In any event, Kmart shall have the ultimate discretion regarding the merchandise assortment for the Stores, and the Joint Venture Stores. Fleming shall have the ultimate discretion as to the merchandise assortment for the Fleming Stores and its independent customers; provided, however, until such time as the Joint Venture is formed Fleming shall be responsible for the merchandising functions for the Fleming Stores but Fleming shall coordinate with Kmart and cooperate in merchandising for the Fleming Stores and shall align strategies to achieve the benefits contemplated by this Agreement.

         13. Confidentiality.

                  13.1 As used in this Agreement, the term "Confidential Information" means any non-public and/or proprietary information that is disclosed by one party to this Agreement (the "Disclosing Party") to the other party ("Recipient") or otherwise learned by Recipient as a result of this Agreement. The Confidential Information will include all information derived from the foregoing Confidential Information. The provisions of this Agreement and all information relating to the prices charged to Kmart, Products, services, fees and allowances is deemed Confidential Information.

                  13.2 Recipient agrees to hold Confidential Information it receives from the Disclosing Party in confidence, treating such Confidential Information as if it were Recipient's own confidential information. However, Recipient must at a minimum take commercially reasonable steps to ensure that the Disclosing Party Confidential Information is not disclosed to, or used by any person, firm or entity except Recipient's own employees and agents and then only to the extent necessary for performance of this Agreement. The confidentiality obligations set forth above do not apply to information (a) available to the public through no fault of Recipient; (b) released by Disclosing Party on a non-confidential basis without restrictions on disclosure; and (c) to the extent disclosure of information is required by law, including under any valid court or governmental order, and Recipient provides Disclosing Party immediate notice thereof so that Disclosing Party will have an opportunity to contest disclosure or seek an appropriate protective order. Notwithstanding the foregoing, the parties shall be entitled to disclose this Agreement, including the Exhibits and Schedules hereto to the Securities and Exchange Commission and any securities exchange on which the securities of either party are listed; provided however, the parties shall use commercially reasonable efforts to secure permission not to disclose the commercial or economic terms of this Agreement and will cooperate with each other in good faith to prevent such disclosure if legally permitted to do so. The confidentiality and non-disclosure obligations in this Agreement survive and continue for three years following termination of this Agreement for any reason and bind Recipient's legal representatives, successors and assigns.

                  13.3 The parties will consult with each other prior to making any press release or similar public announcements regarding this Agreement.

                  13.4 This Section 13 supersedes the terms of any previous confidentiality agreements between the parties, including, without limitation, the letter agreement dated November 28, 2000.

         14. Representations and Warranties.

                  14.1 Both Parties. Each party represents and warrants to the other party that:

                           14.1.1 it is a duly organized, validly existing and
in good standing in each jurisdiction where necessary to perform this Agreement;

                           14.1.2 it has the full legal right, power and
authority to execute, deliver, and perform this Agreement;

                           14.1.3 to its knowledge, no litigation or
governmental, regulatory, or administrative agency investigation or proceeding is pending or threatened against it that might adversely affect its ability to perform this Agreement;

                           14.1.4 the signing and delivery of this Agreement by
the person signing for the party and the performance of this and any agreement relating to this Agreement by the party have been duly authorized by all necessary action of its board of directors and do not conflict with (a) any law, order, writ, injunction, decree, rule, or regulation of any court, administrative agency, or any other governmental authority, (b) any agreement to which it is a party or by which it is otherwise bound, or (c) any provision of its certificate of incorporation or bylaws, and does not result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest, or other encumbrance upon the Products;

                           14.1.5 no approval, consent, or withholding of
objection is required from any governmental authority or any other party with respect to the entering into or performing this Agreement; and

                           14.1.6 this Agreement has been authorized, executed,
and delivered by the party and constitutes a legal, valid, and binding obligation of the party, enforceable against the party in accordance with its terms.

                  14.2 Kmart. Kmart represents and warrants that not later than the expiration date of the Transition Period, all Kmart Additional Arrangements shall have been terminated and that not later than July 1, 2001, all Kmart Existing Arrangements shall have been terminated and that such arrangements shall not have been extended or renewed. To the best of its knowledge, Kmart has no material existing contractual relationship with suppliers of products comparable to the products to be supplied under this Agreement other than the Kmart Existing Arrangements.

         15. No Implied Covenants/Reliance. Each party has relied solely and exclusively on its own judgment and the advice of its own attorneys in entering into this Agreement. No representative or agent of a party has made any statement or representation to the other beyond those in this Agreement that have induced signing of this Agreement. There are no implied or otherwise unstated covenants, rights, or obligations by, of, or against either party. The parties expressly disclaim the existence of any implied covenant of good faith and/or fair dealing.

         16. Applicable Law / Arbitration. THIS AGREEMENT, AND ALL OTHER ASPECTS OF THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES, SHALL BE CONSTRUED, INTERPRETED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO CHOICE OF LAW PROVISIONS. Any controversy, claim or dispute of whatever nature arising out of or in connection with this Agreement or the breach, termination, performance or enforceability hereof or out of the relationship created by this Agreement (a "Dispute") in which the amount in controversy exceeds One Million Dollars ($1,000,000), shall be resolved by mediation and, if mediation fails to settle the Dispute, by binding arbitration. Any such binding arbitration will be held in Detroit, Michigan. The procedures to be followed by the parties are as follows:

                  16.1 Mediation. Neither party shall commence an arbitration proceeding unless such party shall first give a written notice (a "Dispute Notice") to the other party setting forth the nature of the Dispute. The parties shall attempt in good faith to resolve the Dispute by mediation under the CPR Institute for Dispute Resolution ("CPR") Model Mediation Procedure for Business Disputes in effect at the time of this Agreement. If the parties cannot agree on the selection of a mediator within twenty (20) days after receipt of the Dispute Notice, the mediator will be selected in accordance with the CPR Procedure.

                  16.2 Arbitration. If the Dispute has not been resolved by mediation as provided above within sixty (60) days after receipt of the Dispute Notice, or if a party fails to participate in a mediation, then the Dispute shall be determined by binding arbitration in Detroit, Michigan. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect on the Effective Date, subject to any modifications in this Agreement.

                           16.2.1 Three arbitrators will be employed to hear
disputes under this provision. Persons eligible to serve as arbitrators shall be members of the AAA Large, Complex Case Panel or any person mutually acceptable to all parties. The arbitrators shall base the award on the applicable law and judicial precedent that would apply if the Dispute were decided by a United States District Court, and the arbitrators shall have no authority to render an award that is inconsistent therewith. The award shall be in writing and include the findings of fact and conclusions of law upon which is it based if so requested by either party. Absent of showing a good cause, the hearing shall be conducted within ninety (90) days from the service of the statement of claim. Except as contemplated in Section 16.6, each party shall bear the expense of its own attorneys, experts, and out of pocket costs as well as 50% of the expense of administration and arbitrators' fees.

                           16.2.2 Depositions, other than those taken in lieu of
live testimony, shall not be taken except under the arbitrators' finding of special need. The parties shall be entitled to conduct document discovery in accordance with a procedure where responses to information requests shall be made within twenty (20) days from their receipt. The parties knowingly and voluntarily waive their rights to have any Dispute tried and adjudicated by a judge or a jury.

                           16.2.3 The arbitration shall be governed by the laws
of the State of Michigan, without regard to conflicts-of-law rules, and by the arbitration law of the Federal Arbitration Act (Title 9, U.S. Code). Judgment upon the award rendered may be entered in any court having jurisdiction. Notwithstanding the foregoing, upon the application by either party to a court for an order confirming, modifying, or vacating the award, the court shall have the power to review whether, as a matter of law based on the findings of fact determined by the arbitrator(s), the award should be confirmed, modified or vacated in order to correct any errors of law made by the arbitrator(s). In order to effectuate such judicial review limited to issues of law, the parties agree (and shall stipulate to the court) that the findings of fact made by the arbitrator(s) shall be final and binding on the parties and shall serve as the facts to be submitted to and relied upon by the court in determining the extent to which the award should be confirmed, modified or vacated.

                           16.2.4 Except as otherwise required by law, the
parties and the arbitrator(s) shall keep confidential and not disclose to third parties any information or documents obtained in connection with arbitration process, including the resolution of the Dispute. If either party fails to proceed with arbitration as provided in this Agreement, or unsuccessfully seeks to stay the arbitration, or fails to comply with the arbitration award, or is unsuccessful in vacating or modifying the award pursuant to a petition or application for judicial review, the other party may be entitled to be awarded costs, including reasonable attorneys' fees, paid or incurred in successfully compelling such arbitration or defending against the attempt to stay, vacate, or modify such arbitration award and/or successfully defending or enforcing the award, the determination of awarding costs to be made by the arbitrator(s).

                           16.2.5 Notwithstanding anything to the contrary in
this Agreement:

                                    (a) The parties recognize that their
business relationships may give rise to the need for one or more of the parties to seek emergency, provisional, or summary judicial relief to, among other things, repossess and sell or otherwise dispose of goods, equipment and/or fixtures, to prevent the sale or transfer of goods, equipment, fixtures, and other real and personal property, to protect real or personal property from injury, to obtain possession of real property, to enforce indemnification rights, and for temporary injunctive relief. Immediately following the issuance of any such relief, the parties agree to the stay of any judicial proceedings pending mediation or arbitration of all underlying claims between the parties.

                                    (b) The parties recognize that, under
applicable law, the arbitrators may not have the power to order equitable relief and the parties do not by this Agreement waive any rights they may have to seek and enforce equitable relief. Therefore, any claims for equitable relief that cannot be fully awarded by the arbitrators are outside the scope of this Agreement and the parties are free to pursue civil remedies for such claims. Any such claim(s) shall be brought in the United States District Court for the Eastern District of Michigan.

                                    (c) Nothing shall restrict the right of a
party to file counterclaims, cross claims or third party claims in any litigation brought by a third party.

                                    (d) Except with respect to the
confidentiality obligations contained in Section 13 that involve willful misconduct or gross negligence, EACH PARTY WAIVES THE RIGHT IN ANY ARBITRATION OR JUDICIAL PROCEEDING TO RECEIVE CONSEQUENTIAL, PUNITIVE, EXEMPLARY, OR STATUTORILY PRESCRIBED DAMAGES. THE ARBITRATORS SHALL NOT HAVE THE POWER TO AWARD CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR STATUTORILY PRESCRIBED DAMAGES, unless the arbitrator(s) or a court of competent jurisdiction determines that this limitation, under the circumstances, violates public policy.

         17. Independent Contractor. Fleming is an independent contractor of Kmart in the performance of this Agreement, and nothing in this Agreement may be construed to create or constitute a joint venture, partnership, agency, franchise, lease, or any other arrangement other than as expressly described in this Agreement. Each party is responsible for its own operations. Each party must exercise control over its employees, agents, representatives, subcontractors, and suppliers and is solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries, or other remuneration of its employees, agents, representatives, subcontractors and suppliers, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions or annuities that are imposed as a result of the employment of its employees, agents, representatives, subcontractors, and suppliers. Neither party may pledge credit, incur any obligation or liability, hire any employee, nor purchase any products or services in the name of the other party or any subsidiary or affiliate of the other party.

         18. Notices. Any notice required by this Agreement shall be written and shall be given or sent personally, by national overnight courier, by facsimile copy or by first-class certified mail, postage prepaid, return receipt requested. All notices shall be addressed as follows:

                  18.1 Notices to Fleming:

                       Fleming Companies, Inc.
                       1945 Lakepointe Dr.
                       Lewisville, Texas 75057-6424
                       Attn:   Executive Vice President, President of Wholesale
                       Fax:  (972) 906-1541

                       With a copy to:

                       Fleming Companies, Inc.
                       1945 Lakepointe Dr.
                       Lewisville, Texas 75057-6424
                       Attn:   General Counsel
                       Fax:  (972) 906-1530

                  18.2 Notices to Kmart:

                       Kmart Corporation
                       3100 West Big Beaver Road
                       Troy, Michigan 48084
                       Attn:   Vice President, General Merchandise Manager, Food and Consumables
                       Fax:  (248) 614-0638

                       With a copy to:

                       Kmart Corporation
                       3100 West Big Beaver Road
                       Troy, Michigan 48084
                       Attn:   General Counsel
                       Fax:  (248) 463-1054

A party may designate another address on fifteen (15) days prior notice to the other party in accordance with the foregoing.

         19. Purchase of Store Supplies and Control Label Products. Upon the expiration of this Agreement, or the Termination Period, if any, Kmart will purchase from Fleming (a) all store supplies that Fleming has purchased or obtained as supplies for Kmart, (b) Products procured exclusively for Kmart, (c) booked promotional merchandise, and (d) any inventory in Dedicated Distribution Centers attributable to Kmart purchases. Kmart shall pay for and remove such items from Fleming's Distribution Centers within thirty (30) days after the termination of this Agreement at the purchase price otherwise provided in this Agreement.

         20. Office Space; Solicitation of Employees.

                  20.1 Office Space. From time to time, employees of Kmart may perform tasks relating to this Agreement at Fleming's premises, and employees of Fleming may perform tasks relating to this Agreement at Kmart's premises. Each party shall make available at its expense, appropriate office space and related support services for such purposes to employees of the other party performing tasks relating to this Agreement at its premises.

                  20.2 Solicitation of Employees. The parties agree that, during the term of this Agreement and for a period of one year following termination of this Agreement, neither of them will, without the prior written consent of the other party directly or indirectly, solicit for employment or hire any employee (director level or above) of the other party or any of its subsidiaries with whom they have had contact or who first became known to them in connection with the Agreement, provided, however, that the foregoing provision will not prevent them from employing any such persons (i) who initiate discussions regarding such employment without any direct or indirect solicitation by them, (ii) who respond to any public advertisements placed by them, or (iii) whose employment with either party or its subsidiaries terminated prior to employment discussions with the other party.

         21. Insurance and Indemnity.

                  21.1 Insurance Coverages. During the term of this Agreement, Fleming shall maintain the following insurance coverages:

                           21.1.1 Commercial general liability written on an
occurrence coverage form including bodily injury and property damage liability, products and completed operations liability, contractual liability, and personal and advertising liability, with coverage limits of at least $3,000,000 per occurrence; $3,000,000 aggregate (products and completed operations); and $3,000,000 general aggregate;

                           21.1.2 Automobile liability for all owned, leased, or
rented vehicles with property damage and bodily injury coverage with combined single limit not less than of $3,000,000 per each occurrence;

                           21.1.3 Workers compensation (statutory) and
employers' liability with minimum limits of not less than $1,000,000 per accident, $1,000,000 disease (each employee), and $1,000,000 disease (policy limit), but in no event less than the minimum amounts required by law; and

                           21.1.4 Umbrella/excess liability with minimum limits
of $5,000,000 each occurrence and aggregate.

                  21.2 Forms of Policies; Evidence. The insurance required by this section may have deductibles in such amounts as Fleming reasonably determines. Kmart shall be named as an additional insured under such insurance, except the workers compensation insurance. Fleming may fulfill these insurance obligations through blanket coverage and through any combination of primary and excess policies. Fleming will provide Kmart certificates of insurance evidencing the insurance coverage required by this section. The certificates shall provide that the issuing company will endeavor to mail 30 days prior written notice to Kmart of any cancellation of coverage before the stated expiration date. Fleming shall give Kmart thirty (30) days prior written notice of the cancellation or non-renewal of any insurance coverage before the stated expiration date. Fleming shall maintain such coverage with one or more insurance companies reasonably acceptable to Fleming and Kmart and licensed to do business in the states where such licensing is required to provide the required insurance.

                  21.3 Fleming Limited Warranty. Fleming warrants that (i) it will convey to Kmart good and marketable title to all Products supplied hereunder, and (ii) all Products sold to Kmart shall (a) be free and clear of all liens, claims and encumbrances, (b) properly stored, handled and transported, and (c) shall be free of defects created by the negligence or willful misconduct of Fleming. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS, EXPRESS OR IMPLIED. FLEMING DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                  21.4 Vendor Warranties. Fleming shall assist and cooperate with any effort by Kmart to avail itself of the benefits of any warranties made by any manufacturer, vendor, or supplier of Products and any services relating to Products and of any insurance relating thereto. Fleming shall use commercially reasonable efforts to obtain the written confirmation by all manufacturers, vendors, and suppliers of Products and services relating to Products that their warranties with respect to Products and such services and the related insurance coverage extend to Kmart and Kmart's customers. If Kmart is unable to avail itself directly of any such benefits, such efforts may include, upon Kmart's request, Fleming seeking indemnification or contribution from any such manufacturers, vendors, or suppliers directly and passing on any proceeds therefrom to Kmart, except and to the extent Fleming shall have paid the claim arising under the vendor's warranty. Fleming shall indemnify and hold harmless Kmart, and its affiliates, and their respective officers, directors, and employees, from all claims, liabilities, losses, damages, expenses, and costs (including reasonable attorneys' fees) arising out of matters covered by the warranties of such manufacturers, vendors, and suppliers of Products and services relating to Products. The foregoing indemnity obligation is only to the extent Fleming receives payment under or with respect to such warranties and has not paid the related claim arising under the warranty, if any.

                  21.5 Survival. The provisions of Sections 21.3 and 21.4 shall survive the termination of this Agreement.

         22. Miscellaneous.

                  22.1 Assignment. The provisions of this Agreement are binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, neither this Agreement nor the rights and obligations of either party hereunder shall be assignable without the prior written consent of the other party, which a party may grant or withhold in its sole discretion. However, either party may assign this Agreement to a subsidiary or affiliate that is owned or controlled by, or is under common ownership or control with that party. Any prohibited assignment is void. With respect to any permitted assignment, the assigning party remains fully responsible for performance and for all acts and omissions of its assignee.

                  22.2 Incorporation and Integration. This Agreement, including the schedules attached hereto, is the final and complete agreement between Kmart and Fleming with respect to the subject matter hereof. No representations, inducements, promises, or understandings in relation to the subject matter hereof, whether oral or written, exist unless they are expressly set forth in this Agreement. This Agreement supersedes all prior understandings, agreements, contracts, or arrangements between the parties, whether oral or written, unless otherwise expressly incorporated in this Agreement. No agreement or other understanding purporting to add to or to modify the terms and conditions hereof is binding unless agreed to by the parties in writing. Any terms or conditions in any invoices, statements, or other forms of the parties used in the performance of this Agreement that are in addition to or conflict with the terms and conditions hereof are void.

                  22.3 Headings. Headings or captions of the sections in this Agreement are for convenience of reference only and in no way define or limit or describe the intent of this Agreement or any provision hereof.

                  22.4 Limitation of Actions. An action for breach of this Agreement must be commenced within three years after the cause of action accrued. A party shall commence an action by sending the other party a statement of claim and demand for arbitration under the provisions of this Agreement.

                  22.5 Force Majeure. Neither party shall be deemed in default of this Agreement if such party's non-performance is the result of a condition beyond its control, including, but not limited to, labor strikes (subject to Section 8), government rationing and acts of God. A party's financial condition is not a condition beyond its control. If any event beyond Fleming's control affects Fleming's ability to source any Store from any Distribution Center but does not otherwise affect Fleming's operations as a whole, then Fleming shall use reasonable efforts to source the affected Stores from another Distribution Center; provided, however, that any reasonable incremental cost arising from such sourcing shall be paid by Kmart.

                  22.6 State and Local Taxes. Kmart represents and warrants that all Products and other tangible personal property purchased from Fleming shall be purchased for resale in the ordinary course of

Kmart's business and that Kmart shall comply with pertinent state and local laws regarding the collection and payment of sales, use, and other taxes applicable to all such resale transactions and furnish evidence thereof to Fleming. If any such tangible personal property is put to a taxable use by Kmart or is purchased by Kmart other than for resale, Kmart shall make timely return and payment to the proper taxing authority of all sales, use, and like taxes applicable thereto, and shall indemnify Fleming against such taxes and all penalties and interest related thereto. Kmart shall reimburse Fleming for all transaction taxes paid by Fleming (including, without limitation, bottle and other recycling taxes and service taxes) imposed on the sale of property and services contemplated by this Agreement.

                  22.7 Severable. If any provision of this Agreement is determined by a court of competent jurisdiction or arbitrators appointed pursuant to this Agreement to be void or unenforceable, then the remaining provisions of this Agreement shall be given effect as if such void or unenforceable provision was not a part of this Agreement.

                  22.8 Counterparts. This Agreement may be executed in multiple counterparts, all of which taken together will constitute one instrument and each of which will be considered an original for all purposes.

                  22.9 Authority to Sign. Each person signing below warrants and represents that he has full power and authority to execute this Agreement on behalf of the party he represents. Upon request, each party must provide a certified resolution or certificate of authority authorizing the undersigned to enter into and sign this Agreement.

                  22.10 Waivers. No waiver of any breach or default is a waiver of any subsequent breach or default.

                  22.11 Approval. Wherever this Agreement provides for the consent or approval of a party as a condition to an action by the other party, except as otherwise provided in Section 22.1, the party whose consent or approval is required shall not unreasonably withhold, condition or delay its consent.

         EXECUTED as of the day and year first written above.

                                 FLEMING COMPANIES, INC.


                                 By
                                    -------------------------------------------
                                    Name:  Mark S. Hansen
                                    Title:  Chairman and Chief Executive Officer




                                 KMART CORPORATION


                                 By
                                    --------------------------------------------
                                    Name:  Charles C. Conaway
                                    Title:  Chairman and Chief Executive Officer

                                    SCHEDULES


Schedule A                 Stores

Schedule 1.1               Products

Schedule 1.2A              HBC and GMD

Schedule 1.2B              Dunigan Fuel Terms

Schedule 1.3               Product Pricing

Schedule 1.4               High Velocity Products

Schedule 2                 Logistics Services

Schedule 4A                Service Requirements

Schedule 4B                Quality Assurance and Food Safety Guidelines

Schedule 4C                Shrink Audit Procedure

Schedule 4D                Audit Procedures

Schedule 4E                Management Reports

Schedule 5                 Product and Service Fees and Charges

Schedule 5A                Bid Values

Schedule 5B                Accounts Receivable Reconciliation

Schedule 10                Transition Milestones

                                   SCHEDULE A

                                     STORES

              The following list of Stores will be deemed to be automatically amended from time to time without further action of the parties to provide for
(a) the removal of Stores from the list as a result of closure, relocation, sale, or other disposition by Kmart, and (b) the addition of Stores to the list as a result of the opening or acquisition of new Stores through the term of this Agreement, whether designated "Super K," "Big K" or by any successor names to such stores. Kmart will provide to Fleming at least sixty (60) days prior written notice of Stores to be removed or added, as the case may be, during the term of this Agreement so that Fleming may commence or terminate service. Initially, each Store shall be primarily supplied by the Distribution Center named opposite to such Store.

NOTE: Super K stores with a * in the "Fres./Sac. Note" column will utilize the following supply arrangement:

      From Fresno:          Grocery, Dairy, Frozen, Candy, Cigarettes
      From Sacramento:      Lunch/Frozen Meat, Smoked IQF, Bakery, Deli,
                            Seafood, Commodity Meat
      From Tracy:           Produce, Floral
                            Products from Tracy will be straight runs to stores or crossdocked through
                            Fresno


BK STORE   2001  PROPOSED     SK   STORE   FRES.     / 2001   PROPOSED
NUMBER     DC                 NUMBER       SAC.        DC     NOTE
------------------------------------------------------------------------

   3008    Allentown PA         4906                  Allentown PA
   3021    Allentown PA         4928                  Allentown PA
   3026    Allentown PA         4929                  Allentown PA
   3027    Allentown PA         4935                  Allentown PA
   3028    Allentown PA         4936                  Allentown PA
   3040    Allentown PA         4939                  Allentown PA
   3047    Allentown PA         4960                  Allentown PA
   3048    Allentown PA         4963                  Allentown PA
   3050    Allentown PA         4967                  Allentown PA
   3051    Allentown PA         3974         *        Fresno CA
   3056    Allentown PA         4957         *        Fresno CA
   3060    Allentown PA         4987         *        Fresno CA
   3071    Allentown PA         7697         *        Fresno CA
   3073    Allentown PA         3575                  Ft Wayne IN
   3077    Allentown PA         3784                  Ft Wayne IN
   3087    Allentown PA         3786                  Ft Wayne IN
   3093    Allentown PA         3910                  Ft Wayne IN
   3098    Allentown PA         4059                  Ft Wayne IN
   3102    Allentown PA         4108                  Ft Wayne IN
   3115    Allentown PA         4722                  Ft Wayne IN
   3117    Allentown PA         4745                  Ft Wayne IN
   3129    Allentown PA         4764                  Ft Wayne IN
   3131    Allentown PA         4821                  Ft Wayne IN
   3136    Allentown PA         4903                  Ft Wayne IN
   3138    Allentown PA         4910                  Ft Wayne IN
   3141    Allentown PA         4913                  Ft Wayne IN
   3146    Allentown PA         4915                  Ft Wayne IN
   3149    Allentown PA         4924                  Ft Wayne IN
   3152    Allentown PA         4937                  Ft Wayne IN
   3158    Allentown PA         4938                  Ft Wayne IN


   3160    Allentown PA         4949                  Ft Wayne IN
   3167    Allentown PA         4954                  Ft Wayne IN
   3172    Allentown PA         4964                  Ft Wayne IN
   3175    Allentown PA         4966                  Ft Wayne IN
   3183    Allentown PA         4971                  Ft Wayne IN
   3187    Allentown PA         4982                  Ft Wayne IN
   3193    Allentown PA         4984                  Ft Wayne IN
   3196    Allentown PA         4990                  Ft Wayne IN
   3201    Allentown PA         4991                  Ft Wayne IN
   3202    Allentown PA         4992                  Ft Wayne IN
   3216    Allentown PA         4994                  Ft Wayne IN
   3222    Allentown PA         4995                  Ft Wayne IN
   3225    Allentown PA         4998                  Ft Wayne IN
   3229    Allentown PA         7416                  Ft Wayne IN
   3232    Allentown PA         7525                  Ft Wayne IN
   3237    Allentown PA         7584                  Ft Wayne IN
   3244    Allentown PA         7634                  Ft Wayne IN
   3256    Allentown PA         7913                  Ft Wayne IN
   3259    Allentown PA         9817                  Ft Wayne IN
   3264    Allentown PA         3948                  Garland TX
   3266    Allentown PA         3992                  Garland TX
   3268    Allentown PA         4904                  Garland TX
   3277    Allentown PA         4908                  Garland TX
   3282    Allentown PA         4919                  Garland TX
   3285    Allentown PA         4920                  Garland TX
   3288    Allentown PA         4931                  Garland TX
   3295    Allentown PA         4941                  Garland TX
   3318    Allentown PA         4948                  Garland TX
   3325    Allentown PA         4972                  Garland TX
   3332    Allentown PA         3901                  Lafayette LA
   3333    Allentown PA         4922                  Lafayette LA
   3339    Allentown PA         4926                  Lafayette LA
   3340    Allentown PA         4930                  Lafayette LA
   3350    Allentown PA         4946                  Lafayette LA
   3352    Allentown PA         4947                  Lafayette LA
   3361    Allentown PA         4958                  Lafayette LA
   3372    Allentown PA         4959                  Lafayette LA
   3380    Allentown PA         4973                  Lafayette LA
   3390    Allentown PA         7550                  Lincoln NE
   3392    Allentown PA         4914                  Memphis TN
   3393    Allentown PA         4968                  Memphis TN
   3394    Allentown PA         4969                  Memphis TN
   3396    Allentown PA         4970                  Memphis TN
   3399    Allentown PA         3995                  Phoenix AZ
   3401    Allentown PA         4911                  Phoenix AZ
   3406    Allentown PA         4912                  Phoenix AZ
   3414    Allentown PA         4996                  Phoenix AZ
   3415    Allentown PA         4933                  Sacramento CA
   3416    Allentown PA         4943                  Sacramento CA
   3418    Allentown PA         4944                  Sacramento CA
   3419    Allentown PA         4983                  Sacramento CA
   3433    Allentown PA         3043                  Salt Lake City UT
   3434    Allentown PA         4917                  Salt Lake City UT
   3436    Allentown PA         4918                  Salt Lake City UT
   3438    Allentown PA         4934                  Salt Lake City UT
   3454    Allentown PA         7378                  Salt Lake City UT




   3459    Allentown PA         4719                  Warsaw NC
   3460    Allentown PA         4916                  Warsaw NC
   3465    Allentown PA         3785                  Warsaw NC
   3467    Allentown PA         3908                  Warsaw NC
   3480    Allentown PA         4758                  Warsaw NC
   3486    Allentown PA         4901                  Warsaw NC
   3495    Allentown PA         4927                  Warsaw NC
   3498    Allentown PA         4950                  Warsaw NC
   3499    Allentown PA         4953                  Warsaw NC
   3509    Allentown PA         4955                  Warsaw NC
   3512    Allentown PA         4956                  Warsaw NC
   3516    Allentown PA         4961                  Warsaw NC
   3517    Allentown PA         4986                  Warsaw NC
   3521    Allentown PA         4988                  Warsaw NC
   3522    Allentown PA         4997                  Warsaw NC
   3523    Allentown PA         7345                  Warsaw NC
   3524    Allentown PA         7353                  Warsaw NC
   3527    Allentown PA         7469                  Warsaw NC

3529     Allentown PA                                   3837     Allentown PA
3535     Allentown PA                                   3861     Allentown PA
3558     Allentown PA                                   3862     Allentown PA
3561     Allentown PA                                   3873     Allentown PA
3564     Allentown PA                                   3877     Allentown PA
3569     Allentown PA                                   3879     Allentown PA
3586     Allentown PA                                   3884     Allentown PA
3593     Allentown PA                                   3885     Allentown PA
3596     Allentown PA                                   3895     Allentown PA
3597     Allentown PA                                   3911     Allentown PA
3600     Allentown PA                                   3912     Allentown PA
3616     Allentown PA                                   3927     Allentown PA
3630     Allentown PA                                   3928     Allentown PA
3638     Allentown PA                                   3937     Allentown PA
3641     Allentown PA                                   3942     Allentown PA
3643     Allentown PA                                   3943     Allentown PA
3654     Allentown PA                                   3949     Allentown PA
3681     Allentown PA                                   3951     Allentown PA
3691     Allentown PA                                   3953     Allentown PA
3694     Allentown PA                                   3954     Allentown PA
3709     Allentown PA                                   3963     Allentown PA
3710     Allentown PA                                   3964     Allentown PA
3711     Allentown PA                                   3979     Allentown PA
3737     Allentown PA                                   3981     Allentown PA
3787     Allentown PA                                   3987     Allentown PA
3792     Allentown PA                                   3988     Allentown PA
3794     Allentown PA                                   3990     Allentown PA
3795     Allentown PA                                   4010     Allentown PA
3796     Allentown PA                                   4034     Allentown PA
3798     Allentown PA                                   4054     Allentown PA
3799     Allentown PA                                   4064     Allentown PA
3800     Allentown PA                                   4113     Allentown PA
3807     Allentown PA                                   4123     Allentown PA
3810     Allentown PA                                   4150     Allentown PA
3824     Allentown PA                                   4176     Allentown PA
3825     Allentown PA                                   4199     Allentown PA
3827     Allentown PA                                   4207     Allentown PA


4212     Allentown PA                                   4897     Allentown PA
4229     Allentown PA                                   7025     Allentown PA
4233     Allentown PA                                   7032     Allentown PA
4248     Allentown PA                                   7039     Allentown PA
4275     Allentown PA                                   7044     Allentown PA
4313     Allentown PA                                   7048     Allentown PA
4334     Allentown PA                                   7065     Allentown PA
4344     Allentown PA                                   7075     Allentown PA
4361     Allentown PA                                   7083     Allentown PA
4362     Allentown PA                                   7097     Allentown PA
4373     Allentown PA                                   7104     Allentown PA
4383     Allentown PA                                   7109     Allentown PA
4394     Allentown PA                                   7110     Allentown PA
4397     Allentown PA                                   7119     Allentown PA
4399     Allentown PA                                   7120     Allentown PA
4407     Allentown PA                                   7125     Allentown PA
4409     Allentown PA                                   7129     Allentown PA
4418     Allentown PA                                   7133     Allentown PA
4429     Allentown PA                                   7134     Allentown PA
4444     Allentown PA                                   7142     Allentown PA
4445     Allentown PA                                   7144     Allentown PA
4446     Allentown PA                                   7155     Allentown PA
4448     Allentown PA                                   7171     Allentown PA
4460     Allentown PA                                   7172     Allentown PA
4468     Allentown PA                                   7177     Allentown PA
4470     Allentown PA                                   7179     Allentown PA
4478     Allentown PA                                   7182     Allentown PA
4479     Allentown PA                                   7187     Allentown PA
4483     Allentown PA                                   7188     Allentown PA
4496     Allentown PA                                   7192     Allentown PA
4703     Allentown PA                                   7197     Allentown PA
4709     Allentown PA                                   7198     Allentown PA
4713     Allentown PA                                   7200     Allentown PA
4726     Allentown PA                                   7204     Allentown PA
4741     Allentown PA                                   7209     Allentown PA
4742     Allentown PA                                   7217     Allentown PA
4770     Allentown PA                                   7232     Allentown PA
4771     Allentown PA                                   7235     Allentown PA
4772     Allentown PA                                   7238     Allentown PA
4785     Allentown PA                                   7240     Allentown PA
4788     Allentown PA                                   7257     Allentown PA
4793     Allentown PA                                   7269     Allentown PA
4807     Allentown PA                                   7281     Allentown PA
4812     Allentown PA                                   7282     Allentown PA
4825     Allentown PA                                   7283     Allentown PA
4831     Allentown PA                                   7293     Allentown PA
4832     Allentown PA                                   7325     Allentown PA
4839     Allentown PA                                   7334     Allentown PA
4840     Allentown PA                                   7341     Allentown PA
4860     Allentown PA                                   7357     Allentown PA
4861     Allentown PA                                   7363     Allentown PA
4867     Allentown PA                                   7372     Allentown PA
4868     Allentown PA                                   7374     Allentown PA
4871     Allentown PA                                   7375     Allentown PA
4874     Allentown PA                                   7415     Allentown PA
4878     Allentown PA                                   7417     Allentown PA


7427     Allentown PA                                   9411     Allentown PA
7432     Allentown PA                                   9412     Allentown PA
7451     Allentown PA                                   9413     Allentown PA
7452     Allentown PA                                   9414     Allentown PA
7453     Allentown PA                                   9415     Allentown PA
7470     Allentown PA                                   9416     Allentown PA
7476     Allentown PA                                   9417     Allentown PA
7492     Allentown PA                                   9418     Allentown PA
7507     Allentown PA                                   9419     Allentown PA
7519     Allentown PA                                   9420     Allentown PA
7535     Allentown PA                                   9421     Allentown PA
7554     Allentown PA                                   9422     Allentown PA
7575     Allentown PA                                   9423     Allentown PA
7581     Allentown PA                                   9424     Allentown PA
7592     Allentown PA                                   9425     Allentown PA
7602     Allentown PA                                   9438     Allentown PA
7605     Allentown PA                                   9446     Allentown PA
7608     Allentown PA                                   9521     Allentown PA
7612     Allentown PA                                   9524     Allentown PA
7654     Allentown PA                                   9529     Allentown PA
7664     Allentown PA                                   9536     Allentown PA
7673     Allentown PA                                   9539     Allentown PA
7676     Allentown PA                                   9542     Allentown PA
7677     Allentown PA                                   9589     Allentown PA
7695     Allentown PA                                   9597     Allentown PA
7699     Allentown PA                                   9609     Allentown PA
7707     Allentown PA                                   9642     Allentown PA
7708     Allentown PA                                   9662     Allentown PA
7713     Allentown PA                                   9692     Allentown PA
7725     Allentown PA                                   9733     Allentown PA
7728     Allentown PA                                   9752     Allentown PA
7729     Allentown PA                                   9769     Allentown PA
7746     Allentown PA                                   9770     Allentown PA
7749     Allentown PA                                   3010     Fresno CA
7760     Allentown PA                                   3018     Fresno CA
7766     Allentown PA                                   3041     Fresno CA
7777     Allentown PA                                   3053     Fresno CA
7790     Allentown PA                                   3086     Fresno CA
9123     Allentown PA                                   3106     Fresno CA
9125     Allentown PA                                   3110     Fresno CA
9133     Allentown PA                                   3124     Fresno CA
9140     Allentown PA                                   3127     Fresno CA
9146     Allentown PA                                   3130     Fresno CA
9147     Allentown PA                                   3162     Fresno CA
9149     Allentown PA                                   3169     Fresno CA
9158     Allentown PA                                   3174     Fresno CA
9161     Allentown PA                                   3235     Fresno CA
9166     Allentown PA                                   3274     Fresno CA
9231     Allentown PA                                   3276     Fresno CA
9234     Allentown PA                                   3334     Fresno CA
9255     Allentown PA                                   3337     Fresno CA
9274     Allentown PA                                   3345     Fresno CA
9382     Allentown PA                                   3362     Fresno CA
9392     Allentown PA                                   3363     Fresno CA
9393     Allentown PA                                   3368     Fresno CA
9410     Allentown PA                                   3369     Fresno CA


3376     Fresno CA                                      4366     Fresno CA
3412     Fresno CA                                      4367     Fresno CA
3431     Fresno CA                                      4371     Fresno CA
3435     Fresno CA                                      4396     Fresno CA
3440     Fresno CA                                      4408     Fresno CA
3483     Fresno CA                                      4421     Fresno CA
3501     Fresno CA                                      4424     Fresno CA
3531     Fresno CA                                      4432     Fresno CA
3565     Fresno CA                                      4449     Fresno CA
3568     Fresno CA                                      4452     Fresno CA
3582     Fresno CA                                      4457     Fresno CA
3595     Fresno CA                                      4472     Fresno CA
3635     Fresno CA                                      4474     Fresno CA
3639     Fresno CA                                      4482     Fresno CA
3653     Fresno CA                                      4705     Fresno CA
3696     Fresno CA                                      4706     Fresno CA
3697     Fresno CA                                      4721     Fresno CA
3699     Fresno CA                                      4749     Fresno CA
3725     Fresno CA                                      4751     Fresno CA
3748     Fresno CA                                      4762     Fresno CA
3764     Fresno CA                                      4806     Fresno CA
3834     Fresno CA                                      4811     Fresno CA
3842     Fresno CA                                      4819     Fresno CA
3855     Fresno CA                                      4829     Fresno CA
3865     Fresno CA                                      4843     Fresno CA
3915     Fresno CA                                      4862     Fresno CA
3916     Fresno CA                                      7098     Fresno CA
3920     Fresno CA                                      7165     Fresno CA
3945     Fresno CA                                      7175     Fresno CA
3962     Fresno CA                                      7195     Fresno CA
3968     Fresno CA                                      7225     Fresno CA
3982     Fresno CA                                      7287     Fresno CA
3986     Fresno CA                                      7379     Fresno CA
3998     Fresno CA                                      7390     Fresno CA
4007     Fresno CA                                      7422     Fresno CA
4037     Fresno CA                                      7471     Fresno CA
4047     Fresno CA                                      7481     Fresno CA
4117     Fresno CA                                      7486     Fresno CA
4151     Fresno CA                                      7548     Fresno CA
4191     Fresno CA                                      7552     Fresno CA
4200     Fresno CA                                      7587     Fresno CA
4239     Fresno CA                                      7606     Fresno CA
4240     Fresno CA                                      7609     Fresno CA
4274     Fresno CA                                      7619     Fresno CA
4277     Fresno CA                                      7625     Fresno CA
4281     Fresno CA                                      7639     Fresno CA
4282     Fresno CA                                      7653     Fresno CA
4285     Fresno CA                                      7701     Fresno CA
4291     Fresno CA                                      7702     Fresno CA
4320     Fresno CA                                      7714     Fresno CA
4330     Fresno CA                                      7756     Fresno CA
4340     Fresno CA                                      7916     Fresno CA
4341     Fresno CA                                      9153     Fresno CA
4342     Fresno CA                                      9328     Fresno CA
4349     Fresno CA                                      9551     Fresno CA
4364     Fresno CA                                      9608     Fresno CA



9746     Fresno CA                                      3309     Ft Wayne IN
9761     Fresno CA                                      3314     Ft Wayne IN
9797     Fresno CA                                      3327     Ft Wayne IN
3009     Ft Wayne IN                                    3328     Ft Wayne IN
3013     Ft Wayne IN                                    3338     Ft Wayne IN
3029     Ft Wayne IN                                    3343     Ft Wayne IN
3032     Ft Wayne IN                                    3344     Ft Wayne IN
3033     Ft Wayne IN                                    3349     Ft Wayne IN
3066     Ft Wayne IN                                    3351     Ft Wayne IN
3069     Ft Wayne IN                                    3371     Ft Wayne IN
3100     Ft Wayne IN                                    3373     Ft Wayne IN
3105     Ft Wayne IN                                    3379     Ft Wayne IN
3111     Ft Wayne IN                                    3407     Ft Wayne IN
3126     Ft Wayne IN                                    3410     Ft Wayne IN
3139     Ft Wayne IN                                    3411     Ft Wayne IN
3142     Ft Wayne IN                                    3420     Ft Wayne IN
3155     Ft Wayne IN                                    3421     Ft Wayne IN
3159     Ft Wayne IN                                    3425     Ft Wayne IN
3170     Ft Wayne IN                                    3426     Ft Wayne IN
3177     Ft Wayne IN                                    3446     Ft Wayne IN
3180     Ft Wayne IN                                    3455     Ft Wayne IN
3181     Ft Wayne IN                                    3462     Ft Wayne IN
3191     Ft Wayne IN                                    3473     Ft Wayne IN
3195     Ft Wayne IN                                    3474     Ft Wayne IN
3197     Ft Wayne IN                                    3484     Ft Wayne IN
3198     Ft Wayne IN                                    3496     Ft Wayne IN
3200     Ft Wayne IN                                    3507     Ft Wayne IN
3207     Ft Wayne IN                                    3515     Ft Wayne IN
3218     Ft Wayne IN                                    3536     Ft Wayne IN
3220     Ft Wayne IN                                    3537     Ft Wayne IN
3233     Ft Wayne IN                                    3546     Ft Wayne IN
3234     Ft Wayne IN                                    3555     Ft Wayne IN
3241     Ft Wayne IN                                    3556     Ft Wayne IN
3243     Ft Wayne IN                                    3557     Ft Wayne IN
3248     Ft Wayne IN                                    3559     Ft Wayne IN
3250     Ft Wayne IN                                    3570     Ft Wayne IN
3251     Ft Wayne IN                                    3571     Ft Wayne IN
3252     Ft Wayne IN                                    3589     Ft Wayne IN
3254     Ft Wayne IN                                    3594     Ft Wayne IN
3260     Ft Wayne IN                                    3599     Ft Wayne IN
3261     Ft Wayne IN                                    3619     Ft Wayne IN
3262     Ft Wayne IN                                    3620     Ft Wayne IN
3265     Ft Wayne IN                                    3631     Ft Wayne IN
3267     Ft Wayne IN                                    3637     Ft Wayne IN
3271     Ft Wayne IN                                    3659     Ft Wayne IN
3272     Ft Wayne IN                                    3662     Ft Wayne IN
3278     Ft Wayne IN                                    3664     Ft Wayne IN
3279     Ft Wayne IN                                    3687     Ft Wayne IN
3281     Ft Wayne IN                                    3720     Ft Wayne IN
3283     Ft Wayne IN                                    3723     Ft Wayne IN
3286     Ft Wayne IN                                    3724     Ft Wayne IN
3290     Ft Wayne IN                                    3730     Ft Wayne IN
3292     Ft Wayne IN                                    3731     Ft Wayne IN
3299     Ft Wayne IN                                    3741     Ft Wayne IN
3302     Ft Wayne IN                                    3751     Ft Wayne IN
3308     Ft Wayne IN                                    3756     Ft Wayne IN


3767     Ft Wayne IN                                    4206     Ft Wayne IN
3789     Ft Wayne IN                                    4209     Ft Wayne IN
3790     Ft Wayne IN                                    4214     Ft Wayne IN
3804     Ft Wayne IN                                    4228     Ft Wayne IN
3805     Ft Wayne IN                                    4235     Ft Wayne IN
3819     Ft Wayne IN                                    4249     Ft Wayne IN
3820     Ft Wayne IN                                    4256     Ft Wayne IN
3821     Ft Wayne IN                                    4257     Ft Wayne IN
3841     Ft Wayne IN                                    4263     Ft Wayne IN
3843     Ft Wayne IN                                    4264     Ft Wayne IN
3859     Ft Wayne IN                                    4268     Ft Wayne IN
3864     Ft Wayne IN                                    4276     Ft Wayne IN
3902     Ft Wayne IN                                    4293     Ft Wayne IN
3914     Ft Wayne IN                                    4301     Ft Wayne IN
3938     Ft Wayne IN                                    4331     Ft Wayne IN
3950     Ft Wayne IN                                    4352     Ft Wayne IN
3959     Ft Wayne IN                                    4375     Ft Wayne IN
3960     Ft Wayne IN                                    4377     Ft Wayne IN
4000     Ft Wayne IN                                    4381     Ft Wayne IN
4030     Ft Wayne IN                                    4382     Ft Wayne IN
4031     Ft Wayne IN                                    4384     Ft Wayne IN
4035     Ft Wayne IN                                    4386     Ft Wayne IN
4039     Ft Wayne IN                                    4393     Ft Wayne IN
4040     Ft Wayne IN                                    4405     Ft Wayne IN
4048     Ft Wayne IN                                    4414     Ft Wayne IN
4065     Ft Wayne IN                                    4416     Ft Wayne IN
4066     Ft Wayne IN                                    4422     Ft Wayne IN
4067     Ft Wayne IN                                    4423     Ft Wayne IN
4074     Ft Wayne IN                                    4428     Ft Wayne IN
4079     Ft Wayne IN                                    4430     Ft Wayne IN
4082     Ft Wayne IN                                    4436     Ft Wayne IN
4083     Ft Wayne IN                                    4438     Ft Wayne IN
4091     Ft Wayne IN                                    4442     Ft Wayne IN
4095     Ft Wayne IN                                    4459     Ft Wayne IN
4096     Ft Wayne IN                                    4464     Ft Wayne IN
4098     Ft Wayne IN                                    4481     Ft Wayne IN
4100     Ft Wayne IN                                    4488     Ft Wayne IN
4105     Ft Wayne IN                                    4700     Ft Wayne IN
4106     Ft Wayne IN                                    4724     Ft Wayne IN
4148     Ft Wayne IN                                    4729     Ft Wayne IN
4152     Ft Wayne IN                                    4747     Ft Wayne IN
4163     Ft Wayne IN                                    4781     Ft Wayne IN
4165     Ft Wayne IN                                    4783     Ft Wayne IN
4166     Ft Wayne IN                                    4784     Ft Wayne IN
4168     Ft Wayne IN                                    4794     Ft Wayne IN
4169     Ft Wayne IN                                    4795     Ft Wayne IN
4173     Ft Wayne IN                                    4796     Ft Wayne IN
4175     Ft Wayne IN                                    4801     Ft Wayne IN
4177     Ft Wayne IN                                    4802     Ft Wayne IN
4179     Ft Wayne IN                                    4815     Ft Wayne IN
4183     Ft Wayne IN                                    4822     Ft Wayne IN
4188     Ft Wayne IN                                    4823     Ft Wayne IN
4192     Ft Wayne IN                                    4830     Ft Wayne IN
4196     Ft Wayne IN                                    4845     Ft Wayne IN
4203     Ft Wayne IN                                    4851     Ft Wayne IN
4204     Ft Wayne IN                                    4852     Ft Wayne IN


4855     Ft Wayne IN                                    7700     Ft Wayne IN
4875     Ft Wayne IN                                    7723     Ft Wayne IN
4895     Ft Wayne IN                                    7733     Ft Wayne IN
7014     Ft Wayne IN                                    7736     Ft Wayne IN
7022     Ft Wayne IN                                    7753     Ft Wayne IN
7042     Ft Wayne IN                                    7772     Ft Wayne IN
7068     Ft Wayne IN                                    7775     Ft Wayne IN
7073     Ft Wayne IN                                    7789     Ft Wayne IN
7081     Ft Wayne IN                                    9003     Ft Wayne IN
7084     Ft Wayne IN                                    9005     Ft Wayne IN
7127     Ft Wayne IN                                    9018     Ft Wayne IN
7131     Ft Wayne IN                                    9026     Ft Wayne IN
7140     Ft Wayne IN                                    9030     Ft Wayne IN
7185     Ft Wayne IN                                    9038     Ft Wayne IN
7190     Ft Wayne IN                                    9088     Ft Wayne IN
7205     Ft Wayne IN                                    9089     Ft Wayne IN
7229     Ft Wayne IN                                    9092     Ft Wayne IN
7243     Ft Wayne IN                                    9096     Ft Wayne IN
7246     Ft Wayne IN                                    9122     Ft Wayne IN
7249     Ft Wayne IN                                    9124     Ft Wayne IN
7272     Ft Wayne IN                                    9163     Ft Wayne IN
7275     Ft Wayne IN                                    9186     Ft Wayne IN
7289     Ft Wayne IN                                    9187     Ft Wayne IN
7305     Ft Wayne IN                                    9218     Ft Wayne IN
7337     Ft Wayne IN                                    9245     Ft Wayne IN
7368     Ft Wayne IN                                    9288     Ft Wayne IN
7381     Ft Wayne IN                                    9335     Ft Wayne IN
7383     Ft Wayne IN                                    9339     Ft Wayne IN
7393     Ft Wayne IN                                    9340     Ft Wayne IN
7395     Ft Wayne IN                                    9348     Ft Wayne IN
7397     Ft Wayne IN                                    9349     Ft Wayne IN
7399     Ft Wayne IN                                    9352     Ft Wayne IN
7402     Ft Wayne IN                                    9354     Ft Wayne IN
7431     Ft Wayne IN                                    9355     Ft Wayne IN
7455     Ft Wayne IN                                    9357     Ft Wayne IN
7472     Ft Wayne IN                                    9360     Ft Wayne IN
7473     Ft Wayne IN                                    9362     Ft Wayne IN
7474     Ft Wayne IN                                    9363     Ft Wayne IN
7477     Ft Wayne IN                                    9368     Ft Wayne IN
7490     Ft Wayne IN                                    9373     Ft Wayne IN
7498     Ft Wayne IN                                    9375     Ft Wayne IN
7499     Ft Wayne IN                                    9376     Ft Wayne IN
7500     Ft Wayne IN                                    9378     Ft Wayne IN
7504     Ft Wayne IN                                    9385     Ft Wayne IN
7524     Ft Wayne IN                                    9502     Ft Wayne IN
7527     Ft Wayne IN                                    9527     Ft Wayne IN
7532     Ft Wayne IN                                    9532     Ft Wayne IN
7547     Ft Wayne IN                                    9538     Ft Wayne IN
7563     Ft Wayne IN                                    9557     Ft Wayne IN
7589     Ft Wayne IN                                    9585     Ft Wayne IN
7631     Ft Wayne IN                                    9586     Ft Wayne IN
7641     Ft Wayne IN                                    9593     Ft Wayne IN
7644     Ft Wayne IN                                    9611     Ft Wayne IN
7645     Ft Wayne IN                                    9640     Ft Wayne IN
7646     Ft Wayne IN                                    9660     Ft Wayne IN
7660     Ft Wayne IN                                    9676     Ft Wayne IN


9684     Ft Wayne IN                                    4808     Garland TX
9693     Ft Wayne IN                                    4809     Garland TX
9695     Ft Wayne IN                                    4828     Garland TX
9703     Ft Wayne IN                                    4841     Garland TX
9705     Ft Wayne IN                                    4885     Garland TX
9709     Ft Wayne IN                                    7003     Garland TX
9745     Ft Wayne IN                                    7015     Garland TX
9772     Ft Wayne IN                                    7016     Garland TX
9782     Ft Wayne IN                                    7017     Garland TX
9804     Ft Wayne IN                                    7041     Garland TX
3016     Garland TX                                     7056     Garland TX
3019     Garland TX                                     7077     Garland TX
3044     Garland TX                                     7170     Garland TX
3067     Garland TX                                     7230     Garland TX
3114     Garland TX                                     7248     Garland TX
3120     Garland TX                                     7250     Garland TX
3128     Garland TX                                     7270     Garland TX
3192     Garland TX                                     7286     Garland TX
3199     Garland TX                                     7296     Garland TX
3217     Garland TX                                     7300     Garland TX
3238     Garland TX                                     7308     Garland TX
3284     Garland TX                                     7309     Garland TX
3321     Garland TX                                     7314     Garland TX
3382     Garland TX                                     7396     Garland TX
3475     Garland TX                                     7404     Garland TX
3493     Garland TX                                     7511     Garland TX
3519     Garland TX                                     7615     Garland TX
3636     Garland TX                                     7734     Garland TX
3649     Garland TX                                     7795     Garland TX
3690     Garland TX                                     7912     Garland TX
3717     Garland TX                                     9079     Garland TX
3718     Garland TX                                     9170     Garland TX
3727     Garland TX                                     9238     Garland TX
3738     Garland TX                                     9264     Garland TX
3743     Garland TX                                     9267     Garland TX
3771     Garland TX                                     9327     Garland TX
3772     Garland TX                                     9329     Garland TX
3776     Garland TX                                     9364     Garland TX
3791     Garland TX                                     9365     Garland TX
3932     Garland TX                                     9367     Garland TX
3933     Garland TX                                     9369     Garland TX
3935     Garland TX                                     9398     Garland TX
4023     Garland TX                                     9449     Garland TX
4127     Garland TX                                     9512     Garland TX
4139     Garland TX                                     9545     Garland TX
4267     Garland TX                                     9552     Garland TX
4346     Garland TX                                     9576     Garland TX
4389     Garland TX                                     9582     Garland TX
4473     Garland TX                                     9590     Garland TX
4707     Garland TX                                     9607     Garland TX
4708     Garland TX                                     9711     Garland TX
4733     Garland TX                                     9717     Garland TX
4773     Garland TX                                     9744     Garland TX
4775     Garland TX                                     3054     Geneva AL
4778     Garland TX                                     3082     Geneva AL
4782     Garland TX                                     3099     Geneva AL


3132     Geneva AL                                      4308     Geneva AL
3166     Geneva AL                                      4410     Geneva AL
3194     Geneva AL                                      4451     Geneva AL
3219     Geneva AL                                      4489     Geneva AL
3223     Geneva AL                                      4723     Geneva AL
3289     Geneva AL                                      4760     Geneva AL
3353     Geneva AL                                      4769     Geneva AL
3355     Geneva AL                                      4797     Geneva AL
3356     Geneva AL                                      4817     Geneva AL
3359     Geneva AL                                      4833     Geneva AL
3424     Geneva AL                                      4836     Geneva AL
3487     Geneva AL                                      4848     Geneva AL
3528     Geneva AL                                      7001     Geneva AL
3545     Geneva AL                                      7020     Geneva AL
3602     Geneva AL                                      7028     Geneva AL
3629     Geneva AL                                      7059     Geneva AL
3660     Geneva AL                                      7071     Geneva AL
3661     Geneva AL                                      7079     Geneva AL
3672     Geneva AL                                      7183     Geneva AL
3673     Geneva AL                                      7184     Geneva AL
3674     Geneva AL                                      7265     Geneva AL
3675     Geneva AL                                      7330     Geneva AL
3700     Geneva AL                                      7336     Geneva AL
3701     Geneva AL                                      7360     Geneva AL
3713     Geneva AL                                      7388     Geneva AL
3714     Geneva AL                                      7435     Geneva AL
3747     Geneva AL                                      7558     Geneva AL
3762     Geneva AL                                      7595     Geneva AL
3847     Geneva AL                                      7604     Geneva AL
3854     Geneva AL                                      7613     Geneva AL
3867     Geneva AL                                      7629     Geneva AL
3905     Geneva AL                                      7637     Geneva AL
3929     Geneva AL                                      7640     Geneva AL
3930     Geneva AL                                      7643     Geneva AL
3931     Geneva AL                                      7901     Geneva AL
3939     Geneva AL                                      9217     Geneva AL
3940     Geneva AL                                      9569     Geneva AL
3946     Geneva AL                                      9571     Geneva AL
3947     Geneva AL                                      9627     Geneva AL
3957     Geneva AL                                      9657     Geneva AL
3967     Geneva AL                                      9714     Geneva AL
3975     Geneva AL                                      7478     Hawaii
3978     Geneva AL                                      7480     Hawaii
3980     Geneva AL                                      7488     Hawaii
3989     Geneva AL                                      7680     Hawaii
3991     Geneva AL                                      7682     Hawaii
3994     Geneva AL                                      7683     Hawaii
3996     Geneva AL                                      7705     Hawaii
4071     Geneva AL                                      9430     Hawaii
4072     Geneva AL                                      3006     Kansas City MO
4122     Geneva AL                                      3097     Kansas City MO
4138     Geneva AL                                      3137     Kansas City MO
4198     Geneva AL                                      3171     Kansas City MO
4210     Geneva AL                                      3184     Kansas City MO
4283     Geneva AL                                      3236     Kansas City MO
4286     Geneva AL                                      3239     Kansas City MO


3322     Kansas City MO                                 7484     Kansas City MO
3358     Kansas City MO                                 7493     Kansas City MO
3391     Kansas City MO                                 7526     Kansas City MO
3422     Kansas City MO                                 7543     Kansas City MO
3447     Kansas City MO                                 7553     Kansas City MO
3508     Kansas City MO                                 7572     Kansas City MO
3547     Kansas City MO                                 7579     Kansas City MO
3579     Kansas City MO                                 7583     Kansas City MO
3585     Kansas City MO                                 7585     Kansas City MO
3591     Kansas City MO                                 7672     Kansas City MO
3605     Kansas City MO                                 7710     Kansas City MO
3655     Kansas City MO                                 7782     Kansas City MO
3656     Kansas City MO                                 7903     Kansas City MO
3758     Kansas City MO                                 9105     Kansas City MO
3759     Kansas City MO                                 9222     Kansas City MO
3803     Kansas City MO                                 9243     Kansas City MO
3813     Kansas City MO                                 9287     Kansas City MO
3814     Kansas City MO                                 9319     Kansas City MO
3907     Kansas City MO                                 9330     Kansas City MO
3934     Kansas City MO                                 9331     Kansas City MO
3971     Kansas City MO                                 9332     Kansas City MO
4026     Kansas City MO                                 9334     Kansas City MO
4130     Kansas City MO                                 9336     Kansas City MO
4156     Kansas City MO                                 9338     Kansas City MO
4157     Kansas City MO                                 9344     Kansas City MO
4160     Kansas City MO                                 9345     Kansas City MO
4171     Kansas City MO                                 9351     Kansas City MO
4174     Kansas City MO                                 9353     Kansas City MO
4215     Kansas City MO                                 9623     Kansas City MO
4220     Kansas City MO                                 9647     Kansas City MO
4222     Kansas City MO                                 3000     LaCrosse WI
4270     Kansas City MO                                 3024     LaCrosse WI
4304     Kansas City MO                                 3031     LaCrosse WI
4332     Kansas City MO                                 3034     LaCrosse WI
4350     Kansas City MO                                 3039     LaCrosse WI
4427     Kansas City MO                                 3042     LaCrosse WI
4433     Kansas City MO                                 3045     LaCrosse WI
4443     Kansas City MO                                 3049     LaCrosse WI
4453     Kansas City MO                                 3052     LaCrosse WI
4465     Kansas City MO                                 3059     LaCrosse WI
4720     Kansas City MO                                 3075     LaCrosse WI
4743     Kansas City MO                                 3088     LaCrosse WI
7018     Kansas City MO                                 3107     LaCrosse WI
7024     Kansas City MO                                 3182     LaCrosse WI
7037     Kansas City MO                                 3190     LaCrosse WI
7040     Kansas City MO                                 3287     LaCrosse WI
7082     Kansas City MO                                 3405     LaCrosse WI
7161     Kansas City MO                                 3441     LaCrosse WI
7169     Kansas City MO                                 3533     LaCrosse WI
7193     Kansas City MO                                 3534     LaCrosse WI
7261     Kansas City MO                                 3541     LaCrosse WI
7324     Kansas City MO                                 3578     LaCrosse WI
7365     Kansas City MO                                 3583     LaCrosse WI
7409     Kansas City MO                                 3617     LaCrosse WI
7444     Kansas City MO                                 3618     LaCrosse WI
7458     Kansas City MO                                 3692     LaCrosse WI


3735     LaCrosse WI                                    7002     LaCrosse WI
3740     LaCrosse WI                                    7010     LaCrosse WI
3750     LaCrosse WI                                    7023     LaCrosse WI
3768     LaCrosse WI                                    7031     LaCrosse WI
3769     LaCrosse WI                                    7100     LaCrosse WI
3774     LaCrosse WI                                    7106     LaCrosse WI
3775     LaCrosse WI                                    7178     LaCrosse WI
3777     LaCrosse WI                                    7189     LaCrosse WI
3778     LaCrosse WI                                    7191     LaCrosse WI
3779     LaCrosse WI                                    7206     LaCrosse WI
3780     LaCrosse WI                                    7212     LaCrosse WI
3781     LaCrosse WI                                    7214     LaCrosse WI
3831     LaCrosse WI                                    7216     LaCrosse WI
3832     LaCrosse WI                                    7306     LaCrosse WI
3833     LaCrosse WI                                    7318     LaCrosse WI
3851     LaCrosse WI                                    7326     LaCrosse WI
3866     LaCrosse WI                                    7328     LaCrosse WI
3883     LaCrosse WI                                    7463     LaCrosse WI
3893     LaCrosse WI                                    7475     LaCrosse WI
3897     LaCrosse WI                                    7530     LaCrosse WI
3952     LaCrosse WI                                    7536     LaCrosse WI
3970     LaCrosse WI                                    7559     LaCrosse WI
4018     LaCrosse WI                                    7603     LaCrosse WI
4022     LaCrosse WI                                    7620     LaCrosse WI
4041     LaCrosse WI                                    7632     LaCrosse WI
4051     LaCrosse WI                                    7648     LaCrosse WI
4057     LaCrosse WI                                    7649     LaCrosse WI
4089     LaCrosse WI                                    7650     LaCrosse WI
4158     LaCrosse WI                                    7656     LaCrosse WI
4170     LaCrosse WI                                    7657     LaCrosse WI
4219     LaCrosse WI                                    7704     LaCrosse WI
4254     LaCrosse WI                                    7767     LaCrosse WI
4255     LaCrosse WI                                    7792     LaCrosse WI
4272     LaCrosse WI                                    7907     LaCrosse WI
4289     LaCrosse WI                                    9065     LaCrosse WI
4297     LaCrosse WI                                    9180     LaCrosse WI
4314     LaCrosse WI                                    9184     LaCrosse WI
4315     LaCrosse WI                                    9204     LaCrosse WI
4321     LaCrosse WI                                    9220     LaCrosse WI
4351     LaCrosse WI                                    9233     LaCrosse WI
4353     LaCrosse WI                                    9273     LaCrosse WI
4374     LaCrosse WI                                    9309     LaCrosse WI
4376     LaCrosse WI                                    9359     LaCrosse WI
4380     LaCrosse WI                                    9383     LaCrosse WI
4385     LaCrosse WI                                    9386     LaCrosse WI
4395     LaCrosse WI                                    9391     LaCrosse WI
4434     LaCrosse WI                                    9397     LaCrosse WI
4485     LaCrosse WI                                    9525     LaCrosse WI
4486     LaCrosse WI                                    9534     LaCrosse WI
4704     LaCrosse WI                                    9537     LaCrosse WI
4735     LaCrosse WI                                    9543     LaCrosse WI
4737     LaCrosse WI                                    9564     LaCrosse WI
4744     LaCrosse WI                                    9573     LaCrosse WI
4803     LaCrosse WI                                    9583     LaCrosse WI
4813     LaCrosse WI                                    9588     LaCrosse WI
4882     LaCrosse WI                                    9600     LaCrosse WI


9645     LaCrosse WI                                    9390     Lafayette LA
9659     LaCrosse WI                                    9520     Lafayette LA
9689     LaCrosse WI                                    9544     Lafayette LA
9704     LaCrosse WI                                    9682     Lafayette LA
9713     LaCrosse WI                                    9796     Lafayette LA
9781     LaCrosse WI                                    3061     Miami FL
3320     Lafayette LA                                   3074     Miami FL
3347     Lafayette LA                                   3092     Miami FL
3423     Lafayette LA                                   3140     Miami FL
3497     Lafayette LA                                   3144     Miami FL
3647     Lafayette LA                                   3164     Miami FL
3648     Lafayette LA                                   3176     Miami FL
3652     Lafayette LA                                   3179     Miami FL
3663     Lafayette LA                                   3246     Miami FL
3665     Lafayette LA                                   3249     Miami FL
3721     Lafayette LA                                   3257     Miami FL
3728     Lafayette LA                                   3269     Miami FL
3745     Lafayette LA                                   3317     Miami FL
3757     Lafayette LA                                   3329     Miami FL
3770     Lafayette LA                                   3381     Miami FL
3809     Lafayette LA                                   3398     Miami FL
3830     Lafayette LA                                   3457     Miami FL
3835     Lafayette LA                                   3461     Miami FL
3844     Lafayette LA                                   3464     Miami FL
3863     Lafayette LA                                   3476     Miami FL
3870     Lafayette LA                                   3478     Miami FL
3872     Lafayette LA                                   3530     Miami FL
3878     Lafayette LA                                   3540     Miami FL
3900     Lafayette LA                                   3563     Miami FL
3904     Lafayette LA                                   3573     Miami FL
3909     Lafayette LA                                   3590     Miami FL
3913     Lafayette LA                                   3603     Miami FL
3936     Lafayette LA                                   3604     Miami FL
4128     Lafayette LA                                   3608     Miami FL
4213     Lafayette LA                                   3609     Miami FL
4223     Lafayette LA                                   3613     Miami FL
4302     Lafayette LA                                   3615     Miami FL
4425     Lafayette LA                                   3624     Miami FL
4810     Lafayette LA                                   3626     Miami FL
4820     Lafayette LA                                   3642     Miami FL
4853     Lafayette LA                                   3651     Miami FL
7052     Lafayette LA                                   3657     Miami FL
7061     Lafayette LA                                   3666     Miami FL
7114     Lafayette LA                                   3668     Miami FL
7221     Lafayette LA                                   3676     Miami FL
7223     Lafayette LA                                   3677     Miami FL
7350     Lafayette LA                                   3679     Miami FL
7384     Lafayette LA                                   3683     Miami FL
7386     Lafayette LA                                   3684     Miami FL
7439     Lafayette LA                                   3734     Miami FL
7594     Lafayette LA                                   3746     Miami FL
7599     Lafayette LA                                   3760     Miami FL
7623     Lafayette LA                                   3761     Miami FL
7642     Lafayette LA                                   3783     Miami FL
7751     Lafayette LA                                   3793     Miami FL
7910     Lafayette LA                                   3818     Miami FL


3829     Miami FL                                       7294     Miami FL
3845     Miami FL                                       7295     Miami FL
3853     Miami FL                                       7310     Miami FL
3874     Miami FL                                       7321     Miami FL
3882     Miami FL                                       7333     Miami FL
3896     Miami FL                                       7335     Miami FL
3906     Miami FL                                       7339     Miami FL
3956     Miami FL                                       7359     Miami FL
3972     Miami FL                                       7366     Miami FL
3973     Miami FL                                       7389     Miami FL
3985     Miami FL                                       7413     Miami FL
3993     Miami FL                                       7419     Miami FL
4243     Miami FL                                       7446     Miami FL
4245     Miami FL                                       7447     Miami FL
4292     Miami FL                                       7505     Miami FL
4295     Miami FL                                       7513     Miami FL
4296     Miami FL                                       7517     Miami FL
4298     Miami FL                                       7520     Miami FL
4311     Miami FL                                       7522     Miami FL
4327     Miami FL                                       7544     Miami FL
4343     Miami FL                                       7556     Miami FL
4355     Miami FL                                       7566     Miami FL
4356     Miami FL                                       7568     Miami FL
4390     Miami FL                                       7570     Miami FL
4403     Miami FL                                       7574     Miami FL
4415     Miami FL                                       7628     Miami FL
4420     Miami FL                                       7665     Miami FL
4484     Miami FL                                       7669     Miami FL
4490     Miami FL                                       7711     Miami FL
4494     Miami FL                                       7741     Miami FL
4715     Miami FL                                       7752     Miami FL
4725     Miami FL                                       7768     Miami FL
4727     Miami FL                                       7781     Miami FL
4728     Miami FL                                       7783     Miami FL
4732     Miami FL                                       7784     Miami FL
4761     Miami FL                                       7786     Miami FL
4765     Miami FL                                       7793     Miami FL
4767     Miami FL                                       9224     Miami FL
4768     Miami FL                                       9289     Miami FL
4844     Miami FL                                       9324     Miami FL
4858     Miami FL                                       9394     Miami FL
4869     Miami FL                                       9511     Miami FL
4870     Miami FL                                       9614     Miami FL
4886     Miami FL                                       9785     Miami FL
4887     Miami FL                                       9787     Miami FL
4893     Miami FL                                       9789     Miami FL
4894     Miami FL                                       9793     Miami FL
7067     Miami FL                                       3022     Nashville, TN
7147     Miami FL                                       3057     Nashville TN
7150     Miami FL                                       3063     Nashville TN
7196     Miami FL                                       3065     Nashville TN
7231     Miami FL                                       3083     Nashville TN
7233     Miami FL                                       3084     Nashville TN
7263     Miami FL                                       3103     Nashville TN
7268     Miami FL                                       3121     Nashville TN
7277     Miami FL                                       3143     Nashville TN


3147     Nashville, TN                                  4898     Nashville TN
3221     Nashville TN                                   4899     Nashville TN
3230     Nashville TN                                   7021     Nashville TN
3245     Nashville TN                                   7026     Nashville TN
3297     Nashville TN                                   7045     Nashville TN
3348     Nashville TN                                   7063     Nashville TN
3408     Nashville TN                                   7064     Nashville TN
3640     Nashville TN                                   7066     Nashville TN
3644     Nashville TN                                   7069     Nashville TN
3646     Nashville TN                                   7076     Nashville TN
3671     Nashville TN                                   7132     Nashville TN
3685     Nashville TN                                   7138     Nashville TN
3688     Nashville TN                                   7146     Nashville TN
3689     Nashville TN                                   7154     Nashville TN
3702     Nashville TN                                   7174     Nashville TN
3703     Nashville TN                                   7237     Nashville TN
3705     Nashville TN                                   7244     Nashville TN
3715     Nashville TN                                   7245     Nashville TN
3716     Nashville TN                                   7255     Nashville TN
3773     Nashville TN                                   7280     Nashville TN
3782     Nashville TN                                   7288     Nashville TN
3812     Nashville TN                                   7304     Nashville TN
3822     Nashville TN                                   7317     Nashville TN
3823     Nashville TN                                   7354     Nashville TN
3836     Nashville TN                                   7356     Nashville TN
3846     Nashville TN                                   7358     Nashville TN
3848     Nashville TN                                   7362     Nashville TN
3849     Nashville TN                                   7430     Nashville TN
3850     Nashville TN                                   7434     Nashville TN
3876     Nashville TN                                   7437     Nashville TN
3941     Nashville TN                                   7442     Nashville TN
3944     Nashville TN                                   7459     Nashville TN
3958     Nashville TN                                   7460     Nashville TN
3966     Nashville TN                                   7461     Nashville TN
4006     Nashville TN                                   7502     Nashville TN
4033     Nashville TN                                   7607     Nashville TN
4077     Nashville TN                                   7610     Nashville TN
4093     Nashville TN                                   7627     Nashville TN
4103     Nashville TN                                   7718     Nashville TN
4180     Nashville TN                                   7719     Nashville TN
4232     Nashville TN                                   9014     Nashville TN
4241     Nashville TN                                   9112     Nashville TN
4244     Nashville TN                                   9121     Nashville TN
4312     Nashville TN                                   9445     Nashville TN
4475     Nashville TN                                   9503     Nashville TN
4717     Nashville TN                                   9513     Nashville TN
4739     Nashville TN                                   9560     Nashville TN
4740     Nashville TN                                   9566     Nashville TN
4753     Nashville TN                                   9620     Nashville TN
4759     Nashville TN                                   9621     Nashville TN
4774     Nashville TN                                   9622     Nashville TN
4827     Nashville TN                                   9625     Nashville TN
4835     Nashville TN                                   9629     Nashville TN
4847     Nashville TN                                   9633     Nashville TN
4864     Nashville TN                                   9634     Nashville TN
4883     Nashville TN                                   9639     Nashville TN


9648     Nashville TN                                   4290     Phoenix AZ
9651     Nashville TN                                   4306     Phoenix AZ
9674     Nashville TN                                   4359     Phoenix AZ
9680     Nashville TN                                   4369     Phoenix AZ
9694     Nashville TN                                   4387     Phoenix AZ
9728     Nashville TN                                   4400     Phoenix AZ
9735     Nashville TN                                   4711     Phoenix AZ
9749     Nashville TN                                   4776     Phoenix AZ
9757     Nashville TN                                   4857     Phoenix AZ
9758     Nashville TN                                   4880     Phoenix AZ
9783     Nashville TN                                   7035     Phoenix AZ
3014     Phoenix AZ                                     7047     Phoenix, AZ
3058     Phoenix AZ                                     7092     Phoenix, AZ
3076     Phoenix AZ                                     7236     Phoenix AZ
3095     Phoenix AZ                                     7313     Phoenix AZ
3108     Phoenix AZ                                     7347     Phoenix AZ
3151     Phoenix AZ                                     7367     Phoenix AZ
3188     Phoenix AZ                                     7371     Phoenix AZ
3228     Phoenix AZ                                     7385     Phoenix AZ
3301     Phoenix AZ                                     7418     Phoenix AZ
3304     Phoenix AZ                                     7497     Phoenix AZ
3375     Phoenix AZ                                     7551     Phoenix AZ
3403     Phoenix AZ                                     7586     Phoenix AZ
3444     Phoenix AZ                                     7633     Phoenix AZ
3452     Phoenix AZ                                     7636     Phoenix AZ
3491     Phoenix AZ                                     7638     Phoenix AZ
3551     Phoenix AZ                                     7655     Phoenix AZ
3592     Phoenix AZ                                     7678     Phoenix AZ
3611     Phoenix AZ                                     7755     Phoenix AZ
3628     Phoenix AZ                                     9101     Phoenix AZ
3670     Phoenix AZ                                     9119     Phoenix AZ
3678     Phoenix AZ                                     9325     Phoenix AZ
3680     Phoenix AZ                                     9389     Phoenix AZ
3682     Phoenix AZ                                     9406     Phoenix AZ
3695     Phoenix AZ                                     9528     Phoenix AZ
3707     Phoenix AZ                                     9784     Phoenix AZ
3708     Phoenix AZ                                     3085     Salt Lake City UT
3719     Phoenix AZ                                     3094     Salt Lake City UT
3811     Phoenix AZ                                     3096     Salt Lake City UT
3828     Phoenix, AZ                                    3189     Salt Lake City UT
3857     Phoenix AZ                                     3298     Salt Lake City UT
3858     Phoenix AZ                                     3310     Salt Lake City UT
3881     Phoenix AZ                                     3548     Salt Lake City UT
3918     Phoenix AZ                                     3622     Salt Lake City UT
3919     Phoenix AZ                                     3627     Salt Lake City UT
3922     Phoenix AZ                                     3749     Salt Lake City UT
3923     Phoenix AZ                                     3765     Salt Lake City UT
3924     Phoenix AZ                                     3890     Salt Lake City UT
4136     Phoenix AZ                                     3891     Salt Lake City UT
4185     Phoenix AZ                                     3892     Salt Lake City UT
4201     Phoenix AZ                                     3894     Salt Lake City UT
4205     Phoenix AZ                                     3917     Salt Lake City UT
4252     Phoenix AZ                                     3977     Salt Lake City UT
4260     Phoenix AZ                                     4115     Salt Lake City UT
4269     Phoenix AZ                                     4121     Salt Lake City UT
4271     Phoenix AZ                                     4129     Salt Lake City UT


4131     Salt Lake City UT                              3209     Seattle WA
4159     Salt Lake City UT                              3214     Seattle WA
4162     Salt Lake City UT                              3270     Seattle WA
4181     Salt Lake City UT                              3275     Seattle WA
4187     Salt Lake City UT                              3354     Seattle WA
4224     Salt Lake City UT                              3389     Seattle WA
4273     Salt Lake City UT                              3413     Seattle WA
4303     Salt Lake City UT                              3430     Seattle WA
4471     Salt Lake City UT                              3443     Seattle WA
4736     Salt Lake City UT                              3580     Seattle WA
4748     Salt Lake City UT                              3584     Seattle WA
4750     Salt Lake City UT                              3623     Seattle WA
4792     Salt Lake City UT                              3722     Seattle WA
4814     Salt Lake City UT                              3839     Seattle WA
4837     Salt Lake City UT                              3840     Seattle WA
4838     Salt Lake City UT                              3888     Seattle WA
4863     Salt Lake City UT                              3889     Seattle WA
4879     Salt Lake City UT                              3969     Seattle WA
7000     Salt Lake City UT                              4081     Seattle WA
7006     Salt Lake City UT                              4146     Seattle WA
7027     Salt Lake City UT                              4147     Seattle WA
7029     Salt Lake City UT                              4155     Seattle WA
7057     Salt Lake City UT                              4178     Seattle WA
7099     Salt Lake City UT                              4208     Seattle WA
7107     Salt Lake City UT                              4225     Seattle WA
7139     Salt Lake City UT                              4253     Seattle WA
7303     Salt Lake City UT                              4288     Seattle WA
7329     Salt Lake City UT                              4339     Seattle WA
7412     Salt Lake City UT                              4404     Seattle WA
7423     Salt Lake City UT                              4406     Seattle WA
7425     Salt Lake City UT                              4435     Seattle WA
7426     Salt Lake City UT                              4439     Seattle WA
7512     Salt Lake City UT                              4455     Seattle WA
7533     Salt Lake City UT                              4467     Seattle WA
7538     Salt Lake City UT                              4480     Seattle WA
7542     Salt Lake City UT                              4755     Seattle WA
7560     Salt Lake City UT                              4779     Seattle WA
7618     Salt Lake City UT                              7030     Seattle WA
7624     Salt Lake City UT                              7033     Seattle WA
7668     Salt Lake City UT                              7034     Seattle WA
9046     Salt Lake City UT                              7143     Seattle WA
9074     Salt Lake City UT                              7153     Seattle WA
9225     Salt Lake City UT                              7166     Seattle WA
9241     Salt Lake City UT                              7207     Seattle WA
9261     Salt Lake City UT                              7253     Seattle WA
9306     Salt Lake City UT                              7315     Seattle WA
9515     Salt Lake City UT                              7331     Seattle WA
9630     Salt Lake City UT                              7338     Seattle WA
9715     Salt Lake City UT                              7569     Seattle WA
9751     Salt Lake City UT                              7580     Seattle WA
9759     Salt Lake City UT                              7598     Seattle WA
9792     Salt Lake City UT                              7621     Seattle WA
9794     Salt Lake City UT                              7904     Seattle WA
3025     Seattle WA                                     9530     Seattle WA
3072     Seattle WA                                     9698     Seattle WA
3133     Seattle WA                                     9808     Seattle WA


3002     Warsaw NC                                      4044     Warsaw NC
3080     Warsaw NC                                      4062     Warsaw NC
3116     Warsaw NC                                      4084     Warsaw NC
3122     Warsaw NC                                      4090     Warsaw NC
3154     Warsaw NC                                      4112     Warsaw NC
3168     Warsaw NC                                      4135     Warsaw NC
3206     Warsaw NC                                      4137     Warsaw NC
3240     Warsaw NC                                      4141     Warsaw NC
3253     Warsaw NC                                      4189     Warsaw NC
3294     Warsaw NC                                      4202     Warsaw NC
3324     Warsaw NC                                      4237     Warsaw NC
3336     Warsaw NC                                      4317     Warsaw NC
3365     Warsaw NC                                      4319     Warsaw NC
3428     Warsaw NC                                      4450     Warsaw NC
3442     Warsaw NC                                      4701     Warsaw NC
3471     Warsaw NC                                      4712     Warsaw NC
3544     Warsaw NC                                      4716     Warsaw NC
3560     Warsaw NC                                      4738     Warsaw NC
3598     Warsaw NC                                      4752     Warsaw NC
3606     Warsaw NC                                      4754     Warsaw NC
3621     Warsaw NC                                      4757     Warsaw NC
3625     Warsaw NC                                      4777     Warsaw NC
3632     Warsaw NC                                      4826     Warsaw NC
3634     Warsaw NC                                      4850     Warsaw NC
3645     Warsaw NC                                      4865     Warsaw NC
3658     Warsaw NC                                      4866     Warsaw NC
3667     Warsaw NC                                      4872     Warsaw NC
3669     Warsaw NC                                      4873     Warsaw NC
3706     Warsaw NC                                      7043     Warsaw NC
3742     Warsaw NC                                      7046     Warsaw NC
3744     Warsaw NC                                      7058     Warsaw NC
3752     Warsaw NC                                      7060     Warsaw NC
3753     Warsaw NC                                      7062     Warsaw NC
3754     Warsaw NC                                      7080     Warsaw NC
3763     Warsaw NC                                      7090     Warsaw NC
3801     Warsaw NC                                      7136     Warsaw NC
3806     Warsaw NC                                      7149     Warsaw NC
3808     Warsaw NC                                      7160     Warsaw NC
3815     Warsaw NC                                      7208     Warsaw NC
3816     Warsaw NC                                      7226     Warsaw NC
3817     Warsaw NC                                      7239     Warsaw NC
3826     Warsaw NC                                      7254     Warsaw NC
3838     Warsaw NC                                      7256     Warsaw NC
3852     Warsaw NC                                      7259     Warsaw NC
3868     Warsaw NC                                      7274     Warsaw NC
3869     Warsaw NC                                      7276     Warsaw NC
3875     Warsaw NC                                      7278     Warsaw NC
3880     Warsaw NC                                      7323     Warsaw NC
3886     Warsaw NC                                      7340     Warsaw NC
3887     Warsaw NC                                      7342     Warsaw NC
3925     Warsaw NC                                      7351     Warsaw NC
3961     Warsaw NC                                      7361     Warsaw NC
3965     Warsaw NC                                      7382     Warsaw NC
3976     Warsaw NC                                      7407     Warsaw NC
4016     Warsaw NC                                      7410     Warsaw NC
4043     Warsaw NC                                      7420     Warsaw NC


7462     Warsaw NC
7555     Warsaw NC
7582     Warsaw NC
7616     Warsaw NC
7622     Warsaw NC
7626     Warsaw NC
7670     Warsaw NC
7717     Warsaw NC
7754     Warsaw NC
7787     Warsaw NC
9084     Warsaw NC
9129     Warsaw NC
9150     Warsaw NC
9154     Warsaw NC
9207     Warsaw NC
9237     Warsaw NC
9320     Warsaw NC
9379     Warsaw NC
9547     Warsaw NC
9549     Warsaw NC
9563     Warsaw NC
9606     Warsaw NC
9619     Warsaw NC
9652     Warsaw NC
9656     Warsaw NC
9666     Warsaw NC
9667     Warsaw NC
9668     Warsaw NC
9688     Warsaw NC
9737     Warsaw NC
9747     Warsaw NC

                                  SCHEDULE 1.1

                                    PRODUCTS

Product List:

Meat Department Category and Item Assumptions

Beef (All Private Brands, National, Regional, and Local Brands)

-    ALL FRESH AND FROZEN BEEF PRIMALS AND SUB-PRIMALS

     -    INCLUSIVE OF ALL RETAIL READY PRE-PACKAGED BEEF

     -    INCLUSIVE OF ALL PRE-COOKED BEEF PRODUCTS

     -    INCLUSIVE OF ALL HOTEL AND CASE READY CUTS AND PRIMALS

     -    ALL FRESH AND FROZEN GROUND MEAT PRODUCTS

          -    INCLUSIVE OF ALL BULK, PRE-PACKAGED AND RETAIL READY PRODUCTS

     -    INCLUSIVE OF ALL FRESH AND FROZEN BY PRODUCTS

Pork (All Private Brands, National, Regional, and Local Brands)

-    ALL FRESH AND FROZEN PORK PRIMALS AND SUB-PRIMALS

     -    INCLUSIVE OF ALL RETAIL READY PRE-PACKAGED PRODUCTS

     -    INCLUSIVE OF ALL BONE-IN AND BONELESS PRODUCT

     -    INCLUSIVE OF ALL FRESH AND FROZEN BY PRODUCTS

     -    INCLUSIVE OF ALL SMOKED AND COUNTRY CURED PRODUCTS (BONELESS AND
          BONE-IN)

Poultry (All Private Brands, National, Regional, and Local Brands)

-    ALL FRESH, FROZEN, AND CHILL PACK PRODUCTS

     -    BULK, PRE-PACKAGE, IQF POULTRY AND BREADED POULTRY PRODUCTS

          -    TRAYED, BAGGED OR BULK (C02)

     -    INCLUSIVE OF ALL FRESH AND FROZEN TURKEYS

               -    WHOLE AND PARTS

          -    DUCKS, GEESE, CAPONS, AND GAME HENS

Packaged Meat Products (All Private Brands, National, Regional, and Local
Brands)

- INCLUSIVE OF ALL ITEMS PACKAGED, BULK, COOKED, RAW, FRESH OR FROZEN PRODUCTS SOLD FROM THE MEAT DEPARTMENT OR DAIRY DEPARTMENT IN THE FOLLOWING
     CATEGORIES:

     -    BACON

     -    FRESH SAUSAGE

     -    SMOKED SAUSAGE

     -    CANNED HAMS AND ALL OTHER REFRIGERATED CANNED MEAT ITEMS

     -    ALL REFRIGERATED PICKLES AND SAUERKRAUT

     -    HOT DOGS, WIENERS, CONIES

     - ALL CUP SALADS AND BULK SALAD ITEMS TRADITIONALLY SOLD IN THE MEAT DEPARTMENT OR DAIRY CASE

Packaged Meat Products (All Private Brands, National, Regional, and Local
Brands)

          -    ALL PREPACKAGED REFRIGERATED PROCESS COLD CUTS

          -    ALL BULK COLD CUTS THAT ARE PROCESSED AND SOLD IN THE MEAT
               DEPARTMENT

          - ALL MARKET STYLE - BULK AND PRE-CUT CHEESE (SOLD IN THE MEAT DEPARTMENT)

          - ALL MEALS TO GO - MEAL KITS - QUICK TO FIX ITEMS - HOME MEAL REPLACEMENT

               ITEMS TO INCLUDE BUT NOT LIMITED TO:

               -    PIZZAS (MARKET STYLE)

               -    LUNCHABLES

               -    TYSON/ONCOR/ADVANCED PRODUCTS

Seafood (All Private Brands, National, Regional, and Local Brands)

-    ALL FROZEN, PROCESSED, PACKAGED AND BULK SEAFOOD INCLUSIVE OF:

     -    WHOLE H&G

     -    FILLETS AND STEAKFISH

     -    ALL FROZEN SHELL FISH

     -    SHRIMP (RAW, COOKED, FRESH, FROZEN)

     -    IMITATION SEAFOOD PRODUCTS

     -    PRE-COOKED HEAT AND SERVE PRODUCTS

     -    ALL GLASS AND PLASTIC CONTAINER PRODUCT RELATED TO THE CATEGORY

                                     PRODUCE

In support of Kmart, Fleming will source and negotiate all Branded, Non-Branded and Private Label Produce for the following products/categories, including but not limited to:


-        All Fresh Categories (Including Value Added Products)

-        All Non-Fresh Manufactured Categories

- All Floral Accessories (Including Balloons, Planters, Pots, Supplies, etc.)

-        All Silk Flowers and Plants

-        Christmas Trees

                                       GFD

Catsup & Mustard
BBQ Sauce & Misc. Sauces
Sauces-Ital, Cooking, Paste
Salad Drsng, Mayo, Vinegar
Pickles & Relishes
Olives & Red Cherries
Jellies, Jams, Preserves
Peanut Butter & Honey
Juices & Drinks
Fruits - Canned & Glass
Vegetables - Canned & Glass
Low Cal & Health Foods
Fish & Seafood
Canned Meat
Prepared & Nationality Fd
Soup - Canned & Dry
Baby Food & Formula
Milk - Canned & Powdered
Coffee & Creamers
Tea
Cocoa & Milk Modifiers
Powdered Fruit Flav Drnks
Cereal, Pop Trts, Ins Bkfst
Cookies & Crackers
Chips, Snacks & Nuts
Dried Fruit
Dry Beans, Veg & Grains
Popcorn
Spaghetti & Macaroni
Prep Dinners & Box Pizza
Baking Accessories
Cake Mix, Frstg, Prep Mix
Pancake Mix
Breadings & Coatings

Flour & Cake Flour
Salt, Seasngs, Spices, Extr, Gravies
Desserts, Toppng, Puddings
Syrup & Molasses
Shortening & Oil
Sugar & Sugar Substitutes
Candy & Gum
Butter
Margarine
Refrig Dough Products
Cheese - Retail Packaged
Bulk Cheese
Cultured Products
Juice Products
Fish/Hrsradish/Sce/Mustrd
Pickles
Refrigerated Salads
Desserts & Topping
Yeast
Juice
Fruit
Vegetables - Frozen
Potatoes
Frozen Prepared
Frozen Bakery & Desserts
Non-Dairy
Frozen Fish
Frozen Meat Packaged
Frozen Poultry Packaged
Frozen Bake-off
Other Frozen for Resale
Hispanic Foods
Oriental Foods
Italian Foods
Natural Foods
Diet Foods
Natural HABA
Baby Diapers & Pants
Dog Foods
Other Pet Foods & Litter
Dish Detergents
Laundry Detergents
Hand & Bath Soaps
Laundry Supplies & Bleach
All Prpose Clnr/Disinfect
Household Clnrs, Compounds
Household Supplies
Waxes & Polish - Furniture
Pesticides
Paper Products
Picnic Supplies & Drink Cup
Wraps, Foil, Freezer Supply
Sandwich, Storg, Trash Bags
Cigarettes
Cigars, Tobacco, Snuff, Misc.

Frozen bagels and breakfast foods
Charcoal and lighter fluids
Rock salt, water softener salt and pellets

Deli Department

- All Turkey and Poultry products including smoked, browned, flavored, dark meat, pre-cooked holiday birds (fresh and frozen)

- All Beef products including all roast beef, corned beef, pastrami, further processed beef products etc.

- All ham products including Honey, Virginia, Cooked, Water added, Chopped, Capacola, Prosciutto, Flavored, canned etc.

- All Cheese categories including domestic, imports, imitations, shreds, balls and logs, specialty

- All Smoked Meats including Canadian bacon, bacon, brats, smoked sausage, metts, wieners, links etc

- All Luncheon meats including bologna, braunschweiger, head cheese, liver loaf, flavor loaves

-    All Dry Sausage including hard, genoa, pepperoni, summer sausage

-    All "Lite" and "Lo-Salt" deli meats and cheeses

- All Salads - fresh garden salads, coleslaw, macaroni salad, potato salads, desserts, dips, puddings, specialty, etc. (bilk and pre-packaged)

-    All pizza products both fresh, frozen and pre-made

-    All deli beverages including coffee, juice, tea, soft drinks etc.

-    All Deli snacks, tortilla chips, crackers and mustards

- All Chicken products including fresh 8 pc and wogs, 8 pc. MRB and frozen WOGS as well as all further processed and wing products

-    All vegetables and fruits used in a deli operation both dry and frozen

- All condiments used in a Deli operation including dry, refrigerated and frozen

-    All spices used in the Deli kitchen

- All Hot Foods including entrees, vegetables, fish, BBQ, ribs, lamb, lasagna, pork, sausage, shrimp, egg rolls, corn dogs, steaks etc.

-    All Deli breads and bread board items including pita breads, lavosh etc.

-    All salad bar ingredients

- All breakfast items including sausage patties, biscuits, pre-cooked bacon etc.

-    All frozen and fresh soups pre packaged or bulk

- All thaw and sell prepackaged deli products including ready to serve entrees and vegetables,

- All other deli products including but not limited to herring, lox, olives, pickles, cooking oils, ethnic foods,

- All seasonal and promotional items for all holidays not listed including gift packs, seasonal candies.

                                BAKERY DEPARTMENT

-    All Breads and Rolls including bake off and thaw and sell

-    All Bread and roll mixes and bases

-    All Commodity flours, sugars, yeast

- All Donuts including frozen dough, ready to finish, mixes and thaw and sell / ready to sell

- All cream products including refrigerated or frozen ice cream cakes, eclairs, cream horns, pie shells, puffs, tart shells, ice cream tortes and all other cream products

- All Sweet Goods including all frozen bake off, ready to sell or thaw and finish Danish, cinnamon rolls, coffee cakes, turnovers, puff dough, etc,

-    All Cakes either the mix, frozen uniced or pre-iced

- All cakes ready to sell or ready to finish including angel foods, brownies, cupcakes, pound cakes, creme cakes, bundt cakes or any other product made from cake style batters

- All pies either made in store from scratch, ready to bake or ready to thaw and sell including all fruit, cremes, meringues etc.

-    All Hispanic and other ethnic breads, pastries and desserts

- All cookies either from mix, frozen pucks or ready to thaw and sell either in bulk or pre-packaged

-    All muffin products either from mix, or thaw and sell prepackaged or bulk

-    All bagel products

- All Bakery ingredients including shortenings and oils, sugars, icings, toppings, fruit fillings, eggs, spices. Decorretes, flavors, emulsions, cheese for baking, sanding sugars, nuts and toppings, etc.

-    All cake decorating supplies

- All retail cake accessories including candles, lay-ons, napkins, party plates, hats etc.

-    All "fat free" and "sugar free" items listed above

- All seasonal and holiday items including seasonal flavors of above listed items and commodities

- All other products sold today in the traditional Bakery department including shop around pallets of bakery thaw and sell products

                                  SCHEDULE 1.2A

                                   HBC AND GMD

The Fleming / Kmart GM and HBC synergies teams, headed by Jeff Manning and Cecil Kearse, will identify the procurement and distribution strategies and potential benefits by category for presentation on or before May 2, 2001. The categories will be broken out as follows:

HEALTH & BEAUTY CARE

------------------------------------- ----------------------------------- -----------------------------------
Deodorants                            Hair Care                           Analgesics
------------------------------------- ----------------------------------- -----------------------------------
Skin Care                             First Aid                           Cough and Cold
------------------------------------- ----------------------------------- -----------------------------------
Oral Care                             Foot Care                           Eye and Ear Care
------------------------------------- ----------------------------------- -----------------------------------
Sun Care                              Feminine Hygiene                    Diet
------------------------------------- ----------------------------------- -----------------------------------
Shaving Needs                         Family Planning                     Nutrition
------------------------------------- ----------------------------------- -----------------------------------
Bath                                  Baby Needs                          Vitamins and Supplements
------------------------------------- ----------------------------------- -----------------------------------
Men's Grooming                        Cosmetics                           Digestive Health
------------------------------------- ----------------------------------- -----------------------------------
Private Label                         Ethnic HBC
------------------------------------- ----------------------------------- -----------------------------------

GENERAL MERCHANDISE

-------------------------------- -------------------------- ------------------------ ------------------------
Household Softgoods              Light Bulbs / Electrical   Baby                     Sun / Reading Glasses
-------------------------------- -------------------------- ------------------------ ------------------------
Closet / Cleaning Supplies       Batteries / Flashlights    School Supplies          Seasonal Product
-------------------------------- -------------------------- ------------------------ ------------------------
Bakeware / Kitchen Gadgets       Photo / Audio / Video      Home & Office            Promotional Product
-------------------------------- -------------------------- ------------------------ ------------------------
Housewares / Drinkware           Hardware                   Sewing / Shoe Care
-------------------------------- -------------------------- ------------------------ ------------------------
Tableware                        Toys                       Party Needs
-------------------------------- -------------------------- ------------------------ ------------------------
Plastic Storage                  Automotive                 Panty Hose
-------------------------------- -------------------------- ------------------------ ------------------------
Appliances & Clocks              Gloves                     Direct Imports
-------------------------------- -------------------------- ------------------------ ------------------------

                                  SCHEDULE 1.2B

                               DUNIGAN FUEL TERMS

                       Fuel Management Services Agreement
                                   Term Sheet


                                    PURPOSE:

To establish business guidelines for how Dunigan Fuels will provide fuel inventory and other related services for Kmart.

1.   Services Provided:

     Dunigan Fuels will provide the following services to Kmart.

     A. Fuel Inventory Management - Dunigan Fuels will monitor Kmart's Fuel Center location remotely and schedule the delivery of fuel 7 days a week. Fuel will be automatically dispatched on an as needed basis.

     B. Help Desk - Dunigan Fuels will provide a 7 day 24 hours a day help desk. The help desk will support fuel operations only. Dunigan Fuels will dispatch fuel maintenance companies on an as needed basis per Kmart guidelines.

     C. Environmental Monitoring - Dunigan Fuels will provide Environmental compliance monitoring during the term of the fuel management services agreement. Environmental Monitoring will commence once Kmart and Dunigan Fuels execute an Environmental Monitoring Plan. This plan should be executed within 180 days from the commencement of this agreement.

     D. Accounting - Dunigan Fuels will invoice using Electronic Data Interchange. Kmart will pay all invoices using automated clearinghouse transfers ("ACH").

2.   Term:

     The term will be the same as this Agreement.

3.   Termination:

     Termination of this agreement will be the same as this Agreement.

(CONFIDENTIAL)

     (CONFIDENTIAL)

5.   Payments/ Payment Terms/ Invoicing:

     Dunigan Fuels shall invoice Kmart for all Products sold by Dunigan Fuels to Kmart via Electronic Data Interchange (EDI), or other mutually acceptable methods. Payment of the Product will be due to Seller based on net ten (10) days from delivery of each load of Product. Payment will be made via ACH.

6.   Invoice Reconciliation:

     Dunigan Fuels will provide all goods on a cost plus its pre-negotiated fees. Services are considered to be included in fees generated by gallons processed. From time to time there will be a need to correct a billing due to an over or under charge for a good or services provided. These billing errors will be accrued and settled on a quarterly basis. A complete accounting by store and by invoice will be kept to justify all invoice reconciliation.

7.   Access to Tank Monitors:

     Kmart will always allow Dunigan Fuels, during the term of the fuel management services agreement, phone line access to its automatic tank monitors. This access is necessary for Dunigan Fuels to perform its duties.

8.   Environmental Monitoring:

     Dunigan Fuels will help with the Environmental Monitoring of Kmart's locations. This monitoring will be secondary to on-site monitoring of fuel leaks and alarms. Environmental Monitoring will commence upon the signing of a mutually agreed upon Environmental Monitoring Plan. This plan will be established within 180 days of the signing of this agreement. If, in fact, on-site monitoring is unavailable by Dunigan Fuels due to lack of systems or other reasons, fees (margin) will be reduced by (CONFIDENTIAL) per gallon.

9.   Federal and Local Fuel Taxes:

     Dunigan Fuels shall collect for Kmart all required federal, state, and local taxes, including, without limitation, any additional fees or taxes which may be levied or imposed in connection with the sale, transportation, delivery or use of the Products at the Locations. Dunigan Fuels shall pay all such taxes promptly to the appropriate authority within the time frame required and indemnify, defend and hold Kmart harmless therefrom.

10.  Fuel Procurement

     It is the intent of Dunigan Fuels and Kmart to use whichever method necessary to procure fuel at the lowest available cost. The current methods used to procure fuel for this agreement will be having Dunigan Fuels buy the fuel on its account, Kmart buying the fuel on their account, and using Internet based auctions. In the future other methods may be identified and used. Under all methods Dunigan Fuels will still monitor and perform its services and still be entitled to the margin addressed in this agreement. Any rebates earned and received by Dunigan Fuels from a specific refiner will be prorated to Kmart based on Kmart's item percentage of Dunigan Fuels' volume with that specific refiner. If Dunigan's pricing is below OPIS Low after taking into account any such rebates, Dunigan will share the savings below OPIS Low with Kmart on the basis of (CONFIDENTIAL) of such savings to Dunigan and (CONFIDENTIAL) of such savings to Kmart.

11.  Performance Reporting:

     Dunigan Fuels will provide to Kmart on a quarterly basis performance reporting. Performance reporting will be how well fuel was procured compared to the Oil Price Information System. The price fuel was procured at will be compared to the OPIS Average and OPIS Low price for every location. Racks to be mutually agreed upon by Kmart and Dunigan Fuels. Failure to perform at or below the OPIS Low published price over any quarter for any location will be grounds for termination of that location from the fuel management services agreement at Kmart's discretion. In times of Natural Disaster, Government Intervention, or other events out of the control of both parties that create abnormal price conditions, may affect the performance reporting, these days will be excluded from any performance reporting. Days excluded to be agreed upon by both parties. In addition, if Dunigan is buying fuel on its own account, failure to perform at OPIS Low, after taking into account all applicable rebates will result in a (CONFIDENTIAL) reduction in fees to Dunigan based on gallons purchased in that period for the specific location. Performance below OPIS Low will result in a sharing of savings with Kmart on the basis of (CONFIDENTIAL) of such savings to Dunigan and (CONFIDENTIAL) of such savings to Kmart for the location.

12.  Freight:

     Dunigan Fuels will coordinate the delivery of fuel to Kmart's fuel centers using common carriers. Freight rates will be provided to Kmart on a cost basis.

13.  Handling Credits and Float Rebates:

     The Handling Credits collected by Dunigan Fuels from paying taxes for the fuel sold to Kmart will be rebated to Kmart on a quarterly basis. The rebate will be payable 30 days following Kmart's quarter end. A complete accounting by fuel center of the handling credits will be kept and provided to Kmart with each payment.

     Float Credit - An interest float credit of $.0008 per gallon purchased will be credited on a quarterly basis. The gallons used to determine the amount rebated will be the gallons sold to Kmart that Dunigan Fuels collected and paid the federal and state taxes. Any gallons that Kmart has not paid for within the agreed upon payment term will be excluded from the rebate.

14.  Margin

     (CONFIDENTIAL)

     CUMULATIVE NUMBER OF GALLONS
               PURCHASED                                                        PER GALLON FEE
              0 -  5,000,000 gallons                                            (CONFIDENTIAL)   per gallon
      5,000,001 -  7,500,000 gallons                                            (CONFIDENTIAL)   per gallon
      7,500,001 - 10,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     10,000,001 - 12,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     12,500,001 - 15,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     15,000,001 - 17,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     17,500,001 - 20,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     20,000,001 - 22,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     22,500,001 - 25,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     25,000,001 - 27,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     27,500,001 - 30,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     30,000,001 - 32,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     32,500,001 - 35,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     35,000,001 - 37,500,000 gallons                                            (CONFIDENTIAL)   per gallon
     37,500,001 - 40,000,000 gallons                                            (CONFIDENTIAL)   per gallon
     40,000,001 +  gallons                                                      (CONFIDENTIAL)   per gallon

                                  SCHEDULE 1.3

                                 (CONFIDENTIAL)

                                  SCHEDULE 1.4

                             HIGH VELOCITY PRODUCTS

                                 (CONFIDENTIAL)

                                   SCHEDULE 2

                               LOGISTICS SERVICES

Inbound receiving and storage of product

Order selection and loading, routing and scheduling

Maintaining an inventory to enable Fleming to supply products timely

Inventory control and quality assurance, and stock rotation

Fruit ripening

Inventory management

Transportation management (backhaul, consolidation, carrier selection, freight bill audit and forward to Kmart for payment, pallet and tote return pursuant to agreed procedures) - At Kmart's option, Fleming shall provide transportation services and select third party transportation providers reasonably acceptable to Kmart

                                   SCHEDULE 4A

                              SERVICE REQUIREMENTS

                  Fleming shall exercise commercially reasonable efforts to achieve service levels for Product categories described below:

--------------------------- ------------- ----------------- ------------------------------------------ ---------------
                                                                             MINIMUM
                                             YEAR 2 AND                  SERVICE LEVELS
                               YEAR 1        THEREAFTER                 (BEGINNING ON THE               TERMINATION
         CATEGORY            TARGET (1)        TARGET                    EFFECTIVE DATE)                   PERIOD
--------------------------- ------------- ----------------- ------------------------------------------ ---------------
Perishables                       97             97         14 day rolling average greater than 96%          90
                                                            5 day rolling average greater than 95%
--------------------------- ------------- ----------------- ------------------------------------------ ---------------
Grocery, Frozen, Dairy         96.25             97         28 day rolling average greater than 95%          90
                                                            5 day rolling average greater than 94%
--------------------------- ------------- ----------------- ------------------------------------------ ---------------
HBC and GMD                     TBD             TBD                            TBD                          TBD
--------------------------- ------------- ----------------- ------------------------------------------ ---------------


(1) The "Target" service level in Year 1 shall be effective beginning on the 90th day following the commencement of supply by Fleming to Kmart for each Distribution Center.

         The failure to achieve the service level requirements set forth herein as targets does not constitute a material breach of this Agreement, except as provided below. Upon failure to achieve any minimum service level for any sixty
(60) days during any 365 consecutive day period at any Distribution Center, a member of the Account Team appointed by Kmart shall present the matter to a designated committee of executive officers of each party to resolve the issue. If such officers are unable to agree on a plan to resolve the matter, or if the service level deficiencies persist after implementing the actions recommended by the executive officers, Kmart shall have the right, but not the obligation, to refer the matter to an independent third party consultant approved by Fleming (the "Consultant") to review the situation and recommend an action plan to increase service levels to an acceptable level. The recommendations of the Consultant shall not be binding on the parties, but the parties shall seek in good faith to implement any such recommendations. The fees and expenses of the Consultant shall be borne by the parties equally.

         A material breach of this Agreement with respect to service level requirements shall occur only if Fleming fails to achieve any minimum service level for any 120 days during any 365 consecutive day period.

         "Service level" shall be measured weekly by the number of full cases delivered as compared to the number of full cases ordered (net of discontinued items ordered inadvertently). The failure to deliver Products ordered by Kmart due to vendor outs or unavailable Products, if either of such conditions exist for a continuous period of thirty (30) days, except with respect to seasonal Perishables, if such conditions exist for a continuous period of seven days, or due to discontinued items, materially inaccurate forecasting of Product needs by Kmart or materially inadequate order lead time by Kmart shall not be included in the calculation of the service level.

         Nothing contained herein shall establish service levels for Stores in Hawaii, which shall be evaluated separately, and the parties shall, within a reasonable time, agree upon standards for service levels for Products sold to Stores in Hawaii.

                                   SCHEDULE 4B

                  QUALITY ASSURANCE AND FOOD SAFETY GUIDELINES

1. Each Distribution Center will receive two unannounced ASI Inspections annually. Scores of 900 or above are required. Any Distribution Center receiving a score of less than 900 will require a re-inspection after corrections of the deficiencies. ASI inspection documents will be available for review by Kmart.

2. Each Distribution Center supplying perishable Products to Super K Stores will have a minimum of two Quality Control Inspectors (one for Deli/Bakery & Meat, one for Produce).

3. Kmart will provide perishable product specifications by department to Fleming for receiving and shipping of product to be shipped to Kmart stores. No product will be shipped outside of specifications without prior approval from Kmart. Dating standards as shown below will apply to these specifications.

4. All existing quality assurance guidelines will continue as shown below, including unannounced quality audits to insure processes are in place to meet specifications.

5. All inbound shipments must adhere to an incoming goods inspections process as identified by ASI.

6.       Minimum dating standards for retail delivery are as follows:

                     Cheese                         -       21 days from Expiration Date

                     Margarine                      -       21 days from Expiration Date

                     Cultured Product               -        7 days from Expiration Date

                     Dough Product                  -        7 days from Expiration Date

                     Refrigerated Juice             -        7 days from Expiration Date

                     Packaged Meat                  -       14 days from Expiration Date

                     Box Beef                       -       30 days from Pack

                     Poultry                        -        5 days from Expiration Date

                     Pork                           -       18 days from Pack

                     Deli Meats                     -       14 days from Expiration Date

                     Deli Salads                    -        7 days from Expiration Date

                     Gourmet Deli Cheeses           -       14 days from Expiration Date

                     Domestic Deli Cheese           -       21 days from Expiration Date

                     Frozen Deli                    -       14 days from Expiration Date

                     Fresh Poultry (cvp)            -        5 days from Expiration Date

                     All Bakery                     -       14 days from Expiration Date

- All dry grocery Products delivered to the Stores shall have at least 45 days remaining until their expiration date (except for private label Products which will have the time remaining until their respective expiration dates. All perishable Products shall have at least the number of days remaining until the expiration date as is usual and customary in the supermarket industry for products of that kind. Other Products will be handled by the parties on a case by case basis by rejection or with appropriate consideration for price reductions.

- Upon delivery, refrigerated and frozen foods will be the proper temperature and show no evidence of temperature abuse, i.e., thaw and refreeze. The Stores will reject any Product shipment that has evidence of temperature abuse.

- Fleming's distribution centers, both refrigerated and dry, must comply with all federal, state and local health codes. Inspection reports, including internal Fleming reports will be made available to Kmart upon request. This includes pest control inspection reports.

- All deliveries must be free of infestation or any evidence of infestation by rodents and insects, including stored product pests. The Stores will reject any Product shipment that has evidence of infestation.

- Products will be shipped in a manner so as to prevent contamination and adulteration between food and chemicals.

- Delivery vehicles must be clean, free of infestation, and odors, which could indicate improper cleaning and sanitizing of delivery trucks. Trailers used to ship food products may not be used to back haul garbage, chemicals, trash or any items that may impart noxious odors that could penetrate food.

- Fleming must immediately notify Kmart of any product recalls from manufacturers.

- Fleming will accept the return of damaged or otherwise contaminated cases and issue a full credit to Kmart for the return.

- Kmart food safety personnel will be permitted to visit all Fleming's Distribution Centers supplying Products to Kmart with appropriate coordination with Fleming.

                                   SCHEDULE 4C

                             SHRINK AUDIT PROCEDURE

                        FLEMING / KMART SHORTAGE STANDARD

Fleming will develop a Shortage Standard from actual YTD 2000 shortage credits issued to Big K and Super K. The Shortage Standard will be calculated by Distribution Center. Payment will be made by check within fours week after each quarter end. Distribution Centers with no Kmart credit history will be calculated as a composite average of all Distribution Centers excluding from the calculation those Divisions with the highest and lowest shortage history. Rates will be adjusted quarterly. As soon as practicable after the Effective Date, and in any event prior to March 31, 2001, the parties shall establish an initial shortage standard rate to be applicable upon the commencement of Fleming's supply of incremental volume of Products pursuant to this Agreement.

Kmart will randomly supply associates to participate in the case count audit process on Fleming's dock. Quarterly, the Shortage Standard will be based on collaborative audit team findings by Kmart and Fleming associates from these dock audits. Absent Kmart input, the rollup of Fleming internal 4% case count audit results from the preceding quarter will apply.

All case count audits will be conducted on Fleming's dock during normal shipping hours. Both parties agree to minimize disruption to shipping and on time dockout.

Large identifiable shortages (e.g. missing pallets) will be addressed on an individual basis. Kmart and Fleming loss control will work together at retail to address consistent claims outside the program. Fresh Meat, Frozen Shrimp, Cigarettes and Produce Nut Meats will be piece counted at time of delivery.

Fleming and Kmart will enforce the current Seal Procedure and identify lapses. Seal Procedure is set forth below.

Label errors (mis-picks) will be addressed as part of Fleming's retail credit policy.

                              KMART SEAL PROCEDURE

1. Once the trailer loading is completed, a Fleming associate will close the doors and secure the load consistent with the specific division security procedures.

2. Billing clerk will then process the necessary paperwork, and assign the security seals for the load. The seal number for each of the stops will be written directly on the delivery receipt or driver run document. An additional seal will be issued for use if the trailer has a side door.

3. Before the trailer leaves the yard, Fleming Security or the driver will attach the seal for the first stop of the load. Security will verify that the seal number(s) matches the paperwork. At this point, the trailer is sealed and ready to leave Fleming.

4. Upon arrival to the first stop, the driver will ask the store receiving personnel to break the rear door seal, verify the number and sign the Delivery Receipt or the driver run document confirming that the seal was intact at time of delivery. The driver will also ask the store personnel to confirm, but not remove the seal number for any side doors.

5. If there is more than one stop on the trailer, the driver will ask the store receiving personnel at the first stop to place a second seal on the trailer, verify the number, and note their name directly on the Delivery Receipt. This process will continue for additional stops.

6. In the event a seal is broken or does not correspond with the number recorded on the Delivery Receipt, the driver and store receiving personnel must call Fleming Customer Service immediately. Fleming will verify the seal number and confirm that Fleming Security did not make any changes. At this point, the load must be counted by the driver and verified by the store.

                                   SCHEDULE 4D

                                AUDIT PROCEDURES

Kmart has the right to audit Fleming's books and records regarding Product cost files and selling prices and charges, allowances, and freight calculations relating to Fleming's performance of and compliance with this Agreement upon reasonable advance notice to Fleming. Fleming must maintain its books and records in a manner that facilitates a full and complete review of Fleming's performance of and compliance with this Agreement. All such books and records will be available for audit by Kmart for the current prior 12 accounting periods (i.e. for a "rolling" thirteen periods). The books and records will be maintained on-site at each Distribution Center for the Stores serviced by that Distribution Center for the current and six prior accounting periods (a "rolling" seven periods), and thereafter, the books and records will be maintained off-site by Fleming and will be made available and retrieved by Fleming upon a specific request by Kmart to audit an identified issue. The audits may be conducted by Kmart or its third party designee and will be conducted at each individual Distribution Center. Kmart and Fleming will each bear their own costs associated with the audits.

                                   SCHEDULE 4E

                               MANAGEMENT REPORTS

                           KEY PERFORMANCE INDICATORS

Service Level

    -----------------------------------------------------------------------------------------------------------------------
                            Reporting Frequency       ADJ               NonFleming               RAW         Fleming
    -----------------------------------------------------------------------------------------------------------------------
    REPORTING LEVELS      DAY  ROLLING   ROLLING   SERVICE                                     SERVICE
                                 WEEK     PERIOD     LEVEL   Discon New  Mfg   UnAval  Rstrc    LEVEL   Whse   Mdsr  Alloc
    -----------------------------------------------------------------------------------------------------------------------
      Total Company        X       X         X
    -----------------------------------------------------------------------------------------------------------------------
          Division         X       X         X
    -----------------------------------------------------------------------------------------------------------------------
              Ad Product   X       X         X
    -----------------------------------------------------------------------------------------------------------------------
              Department   X       X         X
    -----------------------------------------------------------------------------------------------------------------------
                  "A"              X         X
    Items
    -----------------------------------------------------------------------------------------------------------------------
                  "B"              X         X
    Items
    -----------------------------------------------------------------------------------------------------------------------
                  "C"              X         X
    Items
    -----------------------------------------------------------------------------------------------------------------------
                  "D"              X         X
    Items
    -----------------------------------------------------------------------------------------------------------------------


Delivery

    ----------------------------------------------
                            Reporting Frequency
    --------------------------------------------------------------------------------------------------
    REPORTING LEVELS       DAY    WEEK    PERIOD   CUBE/   % ON     % Units      Pallet       TOTE
                                                    LOAD    TIME     Damaged     BALANCE   BALANCE
                                                                     -------
    --------------------------------------------------------------------------------------------------
      Total Company                X        X
    --------------------------------------------------------------------------------------------------
          Division          X      X        X
    --------------------------------------------------------------------------------------------------


Outstanding A/R Balance

    ----------------------------------------------
                            Reporting Frequency
    -----------------------------------------------------------------------------------
    REPORTING LEVELS       DAY    WEEK    PERIOD    % INVOICES WITH       PAST DUE
                                                       DEDUCTIONS          BALANCE
    -----------------------------------------------------------------------------------
      Total Company                X        X
    -----------------------------------------------------------------------------------
          Division                 X        X
    -----------------------------------------------------------------------------------


Ordering and Case Value

    ----------------------------------------------
                            Reporting Frequency
    ------------------------------------------------------------------------------------------------------------------------
    REPORTING LEVELS       DAY    WEEK    PERIOD   AVG CASE    AVG ORDER   ORDERS <    %     LATE      LATE      "MANUAL"
                                                     VALUE        CASES       800     CSL    TURN      PROMO      ORDERS
    ------------------------------------------------------------------------------------------------------------------------
      Total Company                         X
    ------------------------------------------------------------------------------------------------------------------------
          Division                          X
    ------------------------------------------------------------------------------------------------------------------------
              Ad Product                    X
    ------------------------------------------------------------------------------------------------------------------------
              Department                    X
    ------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------
                            Reporting Frequency
    -----------------------------------------------------------------------
    REPORTING LEVELS       DAY    WEEK    PERIOD   FORECAST    % BIG LOT
                                                   ACCURACY     PALLETS
    -----------------------------------------------------------------------
      Total Company                         X
    -----------------------------------------------------------------------
          Division                          X
    -----------------------------------------------------------------------
              Ad Product                    X
    -----------------------------------------------------------------------
              Department                    X
    -----------------------------------------------------------------------


Item Assortment & Movement

    ----------------------------------------------
                            Reporting Frequency
    ----------------------------------------------------------------------------------
    REPORTING LEVELS       DAY    WEEK    PERIOD  ITEM     MVMT          ITEM <
                                                  COUNT    /ITEM      1/CS/WK/STR
    ----------------------------------------------------------------------------------
      Total Company                         X
    ----------------------------------------------------------------------------------
          Division                          X
    ----------------------------------------------------------------------------------
              Ad Product                    X
    ----------------------------------------------------------------------------------
              Department                    X
    ----------------------------------------------------------------------------------

Items with low movement

Super K Going In Gross Reports as current

                                   SCHEDULE 5

                                 (CONFIDENTIAL)

                                 LOGISTICS FEES

                                 (CONFIDENTIAL)

                                   SCHEDULE 5A
                                 (CONFIDENTIAL)

                                   SCHEDULE 5B

                       ACCOUNTS RECEIVABLE RECONCILIATION

The parties shall commit to apply required joint Kmart / Fleming team resources to work with diligence and good faith to eliminate in next sixty (60) days current inter-company process bottlenecks and inefficiencies that lead to increased A/R balances and delivery errors. These inefficiencies include, but are not limited to:

         - Centralized control, setup and propagation of new items to all Kmart supplying divisions;

         - Develop a process to handle invoice charges not specific to one line item and miscellaneous ("hand invoice") charges;

         -        Address processing summary drops in lieu of "line-item" drops;

         -        ASN failures

         -        Lack of a fully implemented ASN system; and

         -        Lack of uniform common items codes.

                                   SCHEDULE 10

                              TRANSITION MILESTONES

-------------------------------------------------------------------------------------------------------------------------------
START UP TIME LINE
-------------------------------------------------------------------------------------------------------------------------------
                     30 DAYS           60 DAYS            90 DAYS               120 DAYS           150 DAYS           180 DAYS
-------------------------------------------------------------------------------------------------------------------------------
                            22-Apr
-------------------------------------------------------------------------------------------------------------------------------
FRESNO
-------------------------------------------------------------------------------------------------------------------------------
                            22-Apr
-------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO
-------------------------------------------------------------------------------------------------------------------------------
                             6-May
-------------------------------------------------------------------------------------------------------------------------------
MEMPHIS
-------------------------------------------------------------------------------------------------------------------------------
                             6-May
-------------------------------------------------------------------------------------------------------------------------------
NASHVILLE
-------------------------------------------------------------------------------------------------------------------------------
                             6-May
-------------------------------------------------------------------------------------------------------------------------------
MIAMI
-------------------------------------------------------------------------------------------------------------------------------
                             1-Apr
-------------------------------------------------------------------------------------------------------------------------------
WARSAW
-------------------------------------------------------------------------------------------------------------------------------
                            13-May
-------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY
-------------------------------------------------------------------------------------------------------------------------------
                            13-May
-------------------------------------------------------------------------------------------------------------------------------
GARLAND
-------------------------------------------------------------------------------------------------------------------------------
                            13-May
-------------------------------------------------------------------------------------------------------------------------------
LAFAYETTE
-------------------------------------------------------------------------------------------------------------------------------
                            22-Apr
-------------------------------------------------------------------------------------------------------------------------------
PHOENIX
-------------------------------------------------------------------------------------------------------------------------------
                                              3-Jun
-------------------------------------------------------------------------------------------------------------------------------
SALT LAKE CITY
-------------------------------------------------------------------------------------------------------------------------------
                                              3-Jun
-------------------------------------------------------------------------------------------------------------------------------
GENEVA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   30-Jun
-------------------------------------------------------------------------------------------------------------------------------
LACROSSE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   30-Jun
-------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   30-Jun
-------------------------------------------------------------------------------------------------------------------------------
INDIANA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   30-Jun
-------------------------------------------------------------------------------------------------------------------------------
NORTHWEST
-------------------------------------------------------------------------------------------------------------------------------